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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Global Cash Access Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GLOBAL CASH ACCESS HOLDINGS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2014

TIME	9:00 a.m., Pacific Daylight Time, on May 15, 2014
LOCATION	Global Cash Access Holdings, Inc.
7250 S. Tenaya Way, Suite 100
Las Vegas, NV 89113
PROPOSALS	1.	To elect two (2) Class III directors to serve until the 2017 annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal.
	2.	To approve, on an advisory (non-binding) basis, the compensation of Global Cash Access Holdings, Inc.'s named executive officers as disclosed in the accompanying proxy statement.
	3.	To approve the 2014 Equity Incentive Plan of Global Cash Access Holdings, Inc.
	4.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for Global Cash Access Holdings, Inc. for the fiscal year ending December 31, 2014.
	5.	To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
These items of business are more fully described in the proxy statement which is attached and made a part hereof.
RECORD DATE

Our Board of Directors has fixed March 21, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders (the "Annual Meeting") or any adjournment or postponement thereof. Accordingly, you are entitled to notice of and to vote at the 2014 Annual Meeting and any adjournment or postponement thereof if you were a stockholder at the close of business on March 21, 2014.

VOTING

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE PROMPTLY TO ENSURE YOUR PRESENCE AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. You may vote your shares by using the Internet or the telephone. Instructions for using these services are set forth on the enclosed proxy card. You may also vote your shares by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

INTERNET AVAILABILITY

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 15, 2014. Our Proxy Statement is attached. Financial and other information concerning Global Cash Access Holdings, Inc. is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2013. A complete set of proxy materials relating to our Annual Meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are available and may be viewed at www.proxyvote.com.

By Order of the Board of Directors,
By:	/s/ RAM CHARY Ram Chary President and Chief Executive Officer

Las Vegas, Nevada
April 8, 2014

GLOBAL CASH ACCESS HOLDINGS, INC.
7250 South Tenaya Way, Suite 100
Las Vegas, Nevada 89113
(800) 833-7110

PROXY STATEMENT

GENERAL INFORMATION

Why am I receiving these proxy materials?

The Board of Directors (the "Board") of Global Cash Access Holdings, Inc., a Delaware corporation (the "Company"), is furnishing these proxy materials to you in connection with the Company's 2014 annual meeting of stockholders (the "Annual Meeting"). The Annual Meeting will be held at the Company's headquarters located at 7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada 89113 at 9:00 a.m., Pacific Daylight Time. You are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals outlined in this proxy statement ("Proxy Statement").

This Proxy Statement and enclosed form of proxy are first being mailed to stockholders on or about April 9, 2014.

What proposals will be voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the Annual Meeting:

  1.
  To elect two (2) Class III directors to serve until the 2017 annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

  2.
  To approve, on an advisory (non-binding) basis, the compensation of Global Cash Access Holdings, Inc.'s named executive officers as disclosed in this Proxy Statement.

  3.
  To approve the 2014 Equity Incentive Plan of Global Cash Access Holdings, Inc.

  4.
  To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm (hereinafter referred to as "independent auditors") for the fiscal year ending December 31, 2014.

  5.
  To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

As to any other business which may properly come before the Annual Meeting, the person named on the enclosed proxy card will vote according to his best judgment. The Company does not know now of any other matters to be presented or acted upon at the Annual Meeting.

What are the recommendations of the Board?

The Board's voting recommendations with respect to the proposals that will be presented are as follows:

Proposal		Board's Voting Recommendation
1.	To elect two (2) Class III directors to serve until the 2017 annual meeting of stockholders and until their successors are elected and qualified	For all nominees
2.	To approve, on an advisory (non-binding) basis, the compensation of Global Cash Access Holdings, Inc.'s named executive officers as disclosed in this Proxy Statement	For
3.	To approve the 2014 Equity Incentive Plan of Global Cash Access Holdings, Inc.	For
4.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2014	For

Management does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement, nor have we received notice of any matter by the deadline prescribed by Securities and Exchange Commission ("SEC") Rule 14a-4(c). Without limiting our ability to apply the advance notice provisions in our Amended and Restated Bylaws with respect to the procedures that must be followed for a matter to be properly presented at an annual meeting, if other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

What is the record date and what does it mean?

The record date for the Annual Meeting is March 21, 2014. The record date is established by the Board as required by Delaware law. Holders of shares of the Company's Common Stock, par value $0.001 per share ("Common Stock") at the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements thereof.

What shares can I vote?

Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock owned as of the record date. Holders of Common Stock are referred to herein as "Stockholders."

At the record date, 66,181,452 shares of Common Stock were issued and outstanding. Shares held in treasury by the Company are not treated as being issued or outstanding for purposes of determining the number of shares of Common Stock entitled to vote.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date will constitute a quorum permitting the proposals described herein to be acted upon at the Annual Meeting.

What is the impact of not casting your vote?

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker non-vote are counted as present and are, therefore, included for purposes of determining whether a quorum of shares of Common Stock is present at the Annual Meeting.

Abstentions include shares present in person but not voting and shares represented by proxy but with respect to which the holder has abstained. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner.

If you are a beneficial owner of shares held in "street name" by a bank, broker or other holder of record, and such record holder does not receive instructions from you as to how to vote those shares, under the rules of the New York Stock Exchange (the "NYSE"), your record holder may exercise discretionary authority to vote on routine proposals but may not vote on non-routine proposals. Proposal 1 (election of directors), Proposal 2 (advisory vote on executive compensation) and Proposal 3 (approval of 2014 Equity Incentive Plan) are considered non-routine matters under applicable rules. Proposal 4 (the ratification of the Company's independent registered accounting firm) is considered a routine matter under applicable rules. Accordingly, if you do not instruct your record holder how to vote with respect to Proposal 1 (election of directors), Proposal 2 (advisory vote on executive compensation) or Proposal 3 (approval of 2014 Equity Incentive Plan), no votes will be cast on your behalf with respect to such proposals. Your record holder, however, will continue to have discretion to vote any uninstructed shares on Proposal 4 (the ratification of the Company's independent registered accounting firm). In the absence of instructions, shares subject to such broker non-votes will not be counted as voted or as present or represented on any of the proposals offered at the Annual Meeting other than ratification of our auditors and so will have no effect on the vote. We encourage you to provide instructions to your broker regarding the voting of your shares. Our stockholders have no dissenter's or appraisal rights in connection with any of the proposals described herein.

What is the voting requirement to approve each of the proposals?

Proposal 1.    The two (2) Class III Director candidates receiving the greatest number of affirmative votes of the shares of Common Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting will be elected. Stockholders do not have the right to cumulate their votes in the election of directors. Votes that are withheld, abstentions and broker non-votes will not be counted toward a nominee's total.

Proposal 2.    The proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers will require the affirmative vote of a majority of the shares of Common Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will have no effect on the outcome of this proposal, while abstentions will have the effect of a vote against this proposal. Although this vote is advisory and is not binding on our Board of Directors, the Board of Directors and the Compensation Committee will consider the voting results, along with other relevant factors, in connection with their ongoing evaluation of our compensation program.

Proposal 3.    The proposal to approve the 2014 Equity Incentive Plan of the Company will require the affirmative vote of a majority of the shares of Common Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will have no effect on the outcome of this proposal, while abstentions will have the effect of a vote against this proposal.

Proposal 4.    The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm will require the affirmative vote of a majority of the shares of Common Stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will have no effect on the outcome of this proposal, while abstentions will have the effect of a vote against this proposal.

All shares of Common Stock represented by valid proxies will be voted in accordance with the instructions contained therein.

How do I vote my shares?

You can either attend the Annual Meeting and vote in person or give a proxy to be voted at the Annual Meeting:

  •
  by mailing the enclosed proxy card;

  •
  over the telephone by calling a toll-free number; or

  •
  electronically by using the Internet.

The Internet and telephone voting procedures have been set up for your convenience and are designed to authenticate Stockholders' identities, to allow Stockholders to provide their voting instructions, and to confirm that their instructions have been recorded properly. The Company believes the procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions for Stockholders who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card. If your shares are held in an account at a brokerage firm, bank or similar organization, you will receive instructions from the registered holder that you must follow in order to have your shares voted.

Who will tabulate the votes?

An automated system administered by Broadridge Financial Solutions, Inc. ("Broadridge") will tabulate votes cast by proxy at the Annual Meeting and a representative of the Company will tabulate votes cast in person at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual Stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements or to allow for the tabulation and/or certification of the vote.

Can I change my vote after submitting my proxy?

You may revoke your proxy at any time before it is exercised at the Annual Meeting. You may do so by one of the following four ways:

  •
  submitting another proxy card bearing a later date;

  •
  sending a written notice of revocation to the Secretary of the Company at 7250 South Tenaya Way, Suite 100, Las Vegas, Nevada 89113;

  •
  submitting new voting instructions via telephone or the Internet (if initially able to vote in that manner) so long as such vote or voting direction is received by the applicable date and time set forth above for stockholders of record; or

  •
  attending AND voting in person at the Annual Meeting.

If you hold your shares in "street name," please refer to the information forwarded by your bank, broker or other holder of record for procedures on revoking or changing your proxy.

Who is paying for this proxy solicitation?

This proxy solicitation is being made by the Company. This Proxy Statement and the accompanying proxy were first sent by mail to the Stockholders on or about April 9, 2014. The Company will bear the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Proxy Statement. The Company also will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. In addition, proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, either personally, by telephone, facsimile or e-mail.

How can I find out the voting results?

The Company will report the voting results in a Form 8-K within four business days after the end of the Annual Meeting.

How do I receive electronic access to proxy materials for future annual meetings?

Stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies, which results in cost savings for the Company. If you are a Stockholder of record and would like to receive future Stockholder materials electronically, you can elect this option by following the instructions provided when you vote your proxy over the Internet at www.proxyvote.com.

If you chose to view future proxy statements and annual reports over the Internet, you will receive an e-mail notification next year with instructions containing the Internet address of those materials. Your choice to view future proxy statements and annual reports over the Internet will remain in effect until you contact either your broker or the Company to rescind your instructions. You do not have to elect Internet access each year.

If your shares of Common Stock are registered in the name of a brokerage firm, you still may be eligible to vote your shares of Common Stock electronically over the Internet. A large number of brokerage firms are participating in the Broadridge online program, which provides eligible Stockholders who receive a paper copy of this Proxy Statement the opportunity to vote via the Internet. If your brokerage firm is participating in Broadridge's program, your proxy card will provide instructions for voting online. If your proxy card does not reference Internet information, please complete and return your proxy card.

How can I avoid having duplicate copies of the proxy statements sent to my household?

Some brokers and other nominee record holders may be participating in the practice of "house-holding" proxy statements and annual reports, which results in cost savings for the Company. The practice of "house-holding" means that only one copy of the Proxy Statement and annual report will be sent to multiple Stockholders in a Stockholder's household. The Company will promptly deliver a separate copy of either document to any Stockholder who contacts the Company's Investor Relations department at 7250 South Tenaya Way, Suite 100, Las Vegas, Nevada 89113, (702) 855-3000, requesting such copies. If a Stockholder is receiving multiple copies of the Proxy Statement and annual report at the Stockholder's household and would like to receive a single copy of those documents for a Stockholder's household in the future, that Stockholder should contact their broker, other nominee record holder, or the Company's Investor Relations department to request mailing of a single copy of future proxy statements and annual reports.

When are stockholder proposals due for next year's annual meeting?

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    For Stockholder proposals to be considered properly brought before an annual meeting by a Stockholder, the Stockholder must have given timely notice therefore in writing to the Secretary of the Company. To be timely for the Company's 2015 Annual Meeting of Stockholders, a Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company between January 15, 2015 and February 14, 2015. A Stockholder's notice to the Secretary must set forth as to each matter the Stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the

Company which are beneficially owned by the Stockholder, and (iv) any material interest of the Stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials.    Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and intended to be presented at the Company's 2015 Annual Meeting of Stockholders must be received by the Company no later than December 10, 2014 in order to be considered for inclusion in the Company's proxy materials for that meeting.

PROPOSAL 1
ELECTION OF CLASS III DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that the number of directors which shall constitute the Board shall be exclusively fixed by resolutions adopted by a majority of the authorized directors constituting the Board. The Company's Amended and Restated Bylaws state that the number of directors of the Company shall be fixed in accordance with the Company's Certificate of Incorporation, then in existence. The authorized number of directors of the Company is currently set at seven, and there is one position on the Board that is currently vacant. The Board anticipates adding an additional member to the Board in the near future to fill the current vacancy. Each Director will be elected to serve until his or her term has expired and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the Board shall be divided into three classes constituting the entire Board. The members of each class of directors serve staggered three-year terms. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Currently, the Board is composed of the following six members:

Class	Directors	Term Expiration
III	Ram Chary and Fred C. Enlow	2014 Annual Meeting of Stockholders
I	E. Miles Kilburn	2015 Annual Meeting of Stockholders
II	Geoff Judge, Michael Rumbolz and Ronald Congemi	2016 Annual Meeting of Stockholders

The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has nominated, Ram Chary and Fred Enlow, each of whom is currently a Class III Director of the Company, for election as Class III Directors of the Company, each to serve a three-year term until the 2017 annual meeting of stockholders and until a successor is duly elected and qualified or until the director's earlier resignation or removal. Each nominee has consented, if elected as a Class III Director of the Company, to serve until his term expires. The Board has no reason to believe that the nominee will not serve if elected, but if such nominee should become unavailable to serve as a director, and if the Board designates a substitute nominee, the person named as proxy in the enclosed proxy form may vote for a substitute nominee recommended by the Nominating and Corporate Governance Committee and approved by the Board.

Information regarding the business experience of each nominee for election as a Class III Director is provided below.

Ram Chary Age 43

Ram Chary has served as President and Chief Executive Officer of the Company since January 2014 and also was appointed to our Board in January 2014. From 2007 to 2013, Mr. Chary served in various roles at Fidelity National Information Services, Inc., a banking and payments technology company, most recently as an Executive Vice President of Global Commercial Services. Mr. Chary previously led the technology division of Fidelity National Information Services, Inc. Prior to joining Fidelity National Information Services Inc., Mr. Chary led the Professional Services organization of eFunds Corporation, a payments services company. Prior to eFunds, Mr. Chary worked at IBM Global Services in infrastructure outsourcing and technology consulting. The Board believes Mr. Chary is qualified to serve as a member of our Board due to his management experience in the payments and information technology industries.

Fred Enlow Age 74

Fred C. Enlow has served as a member of the Board since October 2006. Since 2000, Mr. Enlow has been a consultant to various financial institutions, primarily involving international consumer financial business. He is currently a director, Chairman of the Board and Chairman of the Audit Committee of Prudential Vietnam Finance Company. Previously, he was a group executive director of Standard Chartered Bank PLC, a Vice Chairman and director of MBNA America Bank, Chairman of MasterCard International's Asia Pacific region and member of the Board of Directors and Executive Committee of MasterCard International. The Board believes Mr. Enlow is qualified to serve as a member of our Board due to his experience in the financial services and payments industries.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION TO THE BOARD OF THE NOMINEES NAMED ABOVE

The Company's directors listed below will continue in office for the remainder of their terms or earlier in accordance with the Company's Amended and Restated Bylaws. Information regarding the business experience of each such director is provided below.

Class I Director Whose Term Will Expire in 2015

E. Miles Kilburn Age 51

E. Miles Kilburn has served as a member of the Board since March 2005 and currently serves as Chairman of the Board. Mr. Kilburn is the co-founder and a partner of Mosaik Partners, LLC, a venture capital firm focused on commerce enabling technology. He has been a private investor focused on the electronic payments sector since June 2004 and serves as a director of a number of privately held companies. Prior to that, Mr. Kilburn was Executive Vice President and Chief Strategy Officer of Concord EFS, Inc., a payment and network services company (which was acquired by First Data Corporation in February 2004) from 2003 to 2004, and Senior Vice President of Business Strategy and Corporate Development from 2001 to 2003. He served as Chief Executive Officer of Primary Payment Systems, Inc. (now Early Warning), from 2002 to 2003, and Chief Financial Officer from 1997 to 1999. From 1995 to 2001, Mr. Kilburn served in various roles at Star Systems, Inc., ultimately as Group Executive Vice President and Chief Financial Officer. The Board believes Mr. Kilburn is qualified to serve as a member on our Board due to his management and investment experience in the financial technology and payments industry, as well as his status as an "audit committee financial expert".

Class II Directors Whose Terms Will Expire in 2016

Geoff Judge Age 60

Geoff Judge has served as a member of the Board since September 2006. Since 2010, Mr. Judge has been a Partner at iNovia Capital, a manager of early stage venture capital funds. Prior to joining iNovia, he was an early stage private investor. From 2003 to 2005, he was an investor in and the Chief Operating Officer of Preclick, a digital photography software firm. In 2002, he was the Chief Operating Officer of Media Solution Services, Inc., a provider of credit card billing insert media. From 1997 to 2002, Mr. Judge was a co-founder and Senior Vice President and General Manager of the media division of 24/7 Real Media. From 1995 to 1997 he was a Vice President of Marketing for iMarket, Inc., a software company. From 1985 to 1995, Mr. Judge was a Vice President and General Manager in the credit card division of American Express. Mr. Judge also serves as a director of numerous privately held companies. The Board believes Mr. Judge is qualified to serve as a member of our Board due to his knowledge of the Company's business and his experience in the financial services and payments industries primarily from his tenure at American Express.

Michael Rumbolz Age 60

Michael Rumbolz has served as a member of the Board since August 2010. From August 2008 to August 2010, Mr. Rumbolz served as a consultant to the Company advising the Company upon various strategic, product development and customer relation matters. Mr. Rumbolz served as the Chairman and Chief Executive Officer of Cash Systems, Inc., a provider of cash access services to the gaming industry, from January 2005 until August 2008 when Global Cash Access, Inc. acquired Cash Systems,  Inc. Mr. Rumbolz also has provided various consulting services and held various public and private sector employment positions in the gaming industry, including serving as Chairman of the Nevada Gaming Control Board from June 1987 to December 1988. Mr. Rumbolz currently serves as a member of the Board of Directors of Employers Holdings, Inc. (NYSE: EIG). The Board believes Mr. Rumbolz is qualified to serve as a member of our Board due to his experience in the cash access and gaming industries.

Ronald Congemi Age 67

Ronald Congemi has served as a member of the Board since February 2013. Mr. Congemi currently serves as a member of the Board of Directors of Clearent LLC, a privately held merchant processing company; a consultant to Acxsys Corporation of Canada, the operating arm of the Interact debit network of Canada; a consultant to the Gerson Lehman Group, a global advisory firm; and a member of the Philadelphia Federal Reserve's Payments Advisor Council. Mr. Congemi previously served as the Chief Executive Officer of First Data's Debit Services Group from 2004 until his retirement at the end of 2008. Mr. Congemi also served as Senior Vice President of Concord EFS, Inc. and Concord's Network Services Group. Mr. Congemi founded Star Systems, Inc., an ATM and PIN debit network in the United States and served as the President and Chief Executive Officer from 1984 to 2008. The Board believes Mr. Congemi is qualified to serve as a member of our Board due to his management experience in the payments industry.

BOARD AND CORPORATE GOVERNANCE MATTERS

Board Leadership Structure and the Board's Role in Risk Oversight

We separate the roles and responsibilities of the Chief Executive Officer ("CEO") and Chairman of the Board. The CEO formulates our strategic direction and oversees the day to day management and performance of the Company, while the Chairman of the Board provides general guidance to the CEO, sets the agenda for Board meetings and presides over meetings of the Board. Ram Chary serves as our CEO and E. Miles Kilburn serves as the Chairman of the Board. The Board believes that Mr. Kilburn's role as Chairman ensures a greater role for the non-management directors in the oversight of the Company and encourages greater participation of the non-management directors in setting agendas and establishing priorities and procedures for the work of the Board.

Our Board of Directors is responsible for oversight of our risk assessment process. The Board's role in the Company's risk oversight process includes receiving regular reports from members of our management team with respect to material risks that the Company faces, including operational, financial, legal and regulatory, strategic and reputational risks. The Board, or the applicable committee of the Board, receives these reports from members of our management team to enable it to identify material risks and assess management's risk management and mitigation strategies. As part of its charter, the Audit Committee assesses risks relating to the Company's financial statements, oversees both the Company's external and internal audit function and oversees the Company's compliance with all applicable laws and regulations. The Company's Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Board Meetings and Attendance

During fiscal 2013, the Board held five meetings. Each director attended at least 75% of the total number of the meetings of the Board and meetings of the committees of the Board on which he served. The Company encourages, but does not require, its Board members to attend annual stockholders meetings. All of the Company's Board members attended the Company's 2013 annual meeting of stockholders.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each director of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee attended at least 75%

of the meetings of each committee on which he served. The members of the committees during fiscal 2013 are identified in the following table:

DIRECTOR	AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE
Ram Chary*
E. Miles Kilburn	Chair	Chair	X
Geoff Judge	X		Chair
Fred C. Enlow	X	X
Michael Rumbolz	X	X
Ronald Congemi	X		X
Scott Betts**

*
Mr. Chary has served as President and Chief Executive Officer of the Company since January 2014 and also was appointed to our Board in January 2014.

**
Mr. Betts resigned from the Board in March 2014.

The Audit Committee met four times in fiscal 2013. The Audit Committee has delegated responsibility for, among other things:

  •
  conducting and supervising internal audit investigations, retaining independent legal, accounting or other advisors to carry out its duties and if necessary, to institute special investigations related to the Company's internal audit functions;

  •
  reviewing policies and procedures adopted by management regarding fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC;

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  overseeing the Company's accounting and financial reporting processes, overseeing audits of the Company's financial statements and reviewing the Company's audited financial statements with management, including a review of major issues regarding accounting and auditing principles and practices, and evaluating the adequacy and effectiveness of internal controls that could significantly affect the Company's financial statements, as well as the adequacy and effectiveness of the Company's disclosure controls and procedures and management's reports thereon;

  •
  reviewing and discussing reports from the Company's independent auditor regarding: (i) all critical accounting policies and practices to be used by the Company; (ii) all alternative treatments of financial information within GAAP that have been discussed with management; and (iii) other material written communications between the Company's independent auditor and management;

  •
  reviewing major changes to the Company's auditing and accounting principles and practices as suggested by the Company's independent auditor, internal auditors or management, and reviewing the significant reports to management prepared by the Company's internal auditing department and management's responses;

  •
  establishing procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

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  advising the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations; and

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  overseeing the work of the registered public accounting firm engaged in audit, review or attest services for the Company, overseeing the appointment, compensation and retention of the registered public accounting firm, and overseeing and ensuring the independence of the Company's independent auditor, and reviewing and pre-approving of all audit services and permissible non-audit services to be performed by the Company's independent auditor.

The Board has determined that Mr. Kilburn is an "audit committee financial expert" as defined by Item 407(d)(5)(ii) of Regulation S-K and is independent under applicable NYSE rules. The Audit Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the Audit Committee charter can be viewed at the Company's website at www.gcainc.com.

The Compensation Committee met two times during 2013, either separately or in conjunction with full Board meetings. The Compensation Committee has delegated responsibility for, among other things:

  •
  assisting the Board in discharging its responsibilities relating to compensation of the Company's directors and executive officers;

  •
  reviewing and approving goals and objectives for CEO compensation and recommending to the Board non-CEO compensation and incentive compensation plans and equity based plans that are subject to Board approval;

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  administering the Company's incentive compensation plans and equity based plans, approving new equity compensation plans or material changes to an existing plan where Stockholder approval has not been obtained, and approving awards as determined by the Board; and

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  ensuring corporate performance measures and goals are set and determining the extent that established goals have been achieved and any related compensation earned.

The Compensation Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the Compensation Committee charter can be viewed at the Company's website at www.gcainc.com.

The Nominating and Corporate Governance Committee met two times in fiscal 2013. The Nominating and Corporate Governance Committee has the delegated responsibility for, among other things:

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  developing and recommending to the Board, and implementing, a set of corporate governance principles and procedures;

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  developing and recommending to the Board, and implementing and monitoring compliance with, a code of business conduct and ethics for directors, officers and employees, and promptly disclosing any waivers for directors or executive officers;

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  assessing the adequacy of the code of business conduct and ethics and recommending any changes;

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  assisting the Board in assessing Board composition, selecting nominees for election to the Board consistent with criteria approved by the Board, and advising the Board on each Committee of the Board regarding member qualifications, Committee appointments and removals, Committee structure and operations and Committee reporting;

  •
  determining the compensation of members of the Board and its Committees;

  •
  advising the Board on candidates for executive offices, and advising the Board on candidates for the position of Chairman of the Board and CEO; and

  •
  establishing and monitoring a process of assessing the Board's effectiveness and overseeing the evaluation of the Board and management.

The Nominating and Corporate Governance Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the charter can be viewed at the Company's website at www.gcainc.com.

Director Nomination Process

As provided in the charter of the Nominating and Corporate Governance Committee, nominations for director may be made by the Nominating and Corporate Governance Committee or by a Stockholder of record entitled to vote. The Nominating and Corporate Governance Committee will consider and make recommendations to the Board regarding any Stockholder recommendations for candidates to serve on the Board. Stockholders wishing to recommend candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Company's Investor Relations Department—Attention Nominating and Corporate Governance Committee at 7250 South Tenaya Way, Suite 100, Las Vegas, NV 89113 providing the candidate's name, biographical data and qualifications, a document indicating the candidate's willingness to act if elected, and evidence of the nominating Stockholder's ownership of Common Stock at least 120 days prior to the next annual meeting to assure time for meaningful consideration by the Nominating and Corporate Governance Committee. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by the committee or a Stockholder. The Company does not pay any third party to identify or assist in identifying or evaluating potential nominees.

In reviewing potential nominees for the Board, the Nominating and Corporate Governance Committee considers the individual's experience in the Company's industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, and the candidate's interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual's integrity, willingness to be involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria. A detailed description of the criteria used by the Nominating and Corporate Governance Committee in evaluating potential candidates may be found in the charter of the Nominating and Corporate Governance Committee which is posted on the Company's website at www.gcainc.com. In general, the Nominating and Corporate Governance Committee seeks prospective nominees with a broad diversity of experience, professions, skills and backgrounds but has no formal policies and procedures for assessing, and does not assign any specific weights to, any particular criteria. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis prohibited by law.

Director Independence

Under independence standards established by the Board in accordance with the rules and regulations of the SEC and the NYSE, a director does not qualify as independent unless the Board affirmatively determines that the director does not have any material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director. The Board considers such facts and circumstances as it deems relevant to the determination of director independence. To assist in making its determination regarding independence, the Board considers, at a minimum, the following categorical standards:

  •
  a director who is an employee, or whose immediate family member is an executive officer, of the Company or any of its subsidiaries is not independent until three years after the end of such employment relationship;

  •
  a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company or any of its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation;

  •
  a director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company or any of its subsidiaries is not "independent" until three years after the end of the affiliation or the employment or auditing relationship;

  •
  a director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company's or any of its subsidiaries present executives serve on that company's compensation committee is not "independent" until three years after the end of such service or the employment relationship;

  •
  a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company (which does not include chartable entities) that makes payments to, or receives payments from, the Company or any of its subsidiaries for property or services in an amount which, in any single fiscal year, exceeds the greater of $1.0 million, or 2% of such other company's consolidated gross revenues, is not "independent" until three years after falling below such threshold; and

  •
  any director that has a material relationship with the Company shall not be independent. Any relationship not required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities Exchange Act of 1934, as amended, shall be presumptively not material. For relationships not covered by the preceding sentence, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the Board. The Company shall explain in the next proxy statement the basis for any board determination that a relationship is immaterial despite the fact that it does not meet the categorical standards of immateriality set forth above.

The Board has determined that the following directors have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director, and that each is independent within the meaning of independence as set forth in the rules and regulations of the SEC and the NYSE: E. Miles Kilburn, Geoff Judge, Fred C. Enlow, Michael Rumbolz and Ronald Congemi.

Executive Sessions of Non-Management Directors

Mr. Kilburn has been selected as the Presiding Director to preside over meetings of our non-management directors in executive session with no management or employees present. Our independent directors met in executive session with no management directors or employees present three times last year.

Communication between Interested Parties and Directors

Stockholders and other interested parties may communicate with individual directors (including the Presiding Director), the members of a committee of the Board, the independent directors as a group or the Board as a whole by addressing the communication to the named director, the committee, the independent directors as a group or the Board as a whole c/o Secretary, Global Cash Access Holdings, Inc., 7250 South Tenaya Way, Suite 100, Las Vegas, NV 89113 or via electronic mail to secretary@gcamail.com. The Company's Secretary will forward all correspondence to the named director, committee, independent directors as a group or the Board as a whole, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company's Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Relationships Among Directors or Executive Officers

There are no family relationships among any of the Company's directors or executive officers.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics for its directors, officers and other employees. The Company will post on its website any amendments to, or waivers from, any provision of its Code of Business Conduct and Ethics. A copy of the Code of Business Conduct and Ethics is available on the Company's website at www.gcainc.com.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Corporate governance guidelines adopted by the Board provide that any transaction that is required to be reported under Item 404(a) of Regulation S-K promulgated by the SEC must be reviewed, approved or ratified by the Audit Committee, the Nominating and Corporate Governance Committee or another committee consisting entirely of independent directors under applicable NYSE rules. The types of transactions covered by this policy include but are not limited to (i) the purchase, sale or lease of assets to or from a related person, (ii) the purchase or sale of products or services to or from a related person, or (iii) the lending or borrowing of funds from or to a related person. Approval of transactions with related persons shall be at the discretion of the reviewing body, but the reviewing body shall consider (A) the consequences to the Company of consummating or not consummating the transaction, (B) the extent to which the Company has a reasonable opportunity to obtain the same or a substantially similar benefit of the transaction from a person or entity other than the related person, and (C) the extent to which the terms and conditions of such transaction are more or less favorable to the Company and its stockholders than the terms and conditions upon which the Company could reasonably be expected to negotiate with a person or entity other than the related person. Further, our code of ethics requires our directors, officers and employees to raise with our Chief Compliance Officer any material transaction or relationship that could reasonably be expected to give rise to a personal conflict of interest.

EXECUTIVE OFFICERS

The following sets forth certain information regarding the Company's executive officers:

Name	Age	Position
Ram Chary	43	President, Chief Executive Officer and Director
Randy Taylor	51	Executive Vice President and Chief Financial Officer
Juliet A. Lim	51	Executive Vice President, General Counsel and Corporate Secretary
David Johnson	62	Executive Vice President of Government Relations
Michael S. Dowty	46	Executive Vice President, Sales and Chief Marketing Officer
Robert Myhre	51	Executive Vice President and Chief Information Officer
David Lucchese	55	Executive Vice President, Client Operations

Ram Chary has served as President and Chief Executive Officer of GCA since January 2014 and also was appointed to our Board in January 2014. From 2007 to 2013, Mr. Chary served in various roles at Fidelity National Information Services, Inc., a banking and payments technology company, most recently as an

Executive Vice President of Global Commercial Services. Mr. Chary previously led the technology division of Fidelity National Information Services, Inc. Prior to joining Fidelity National Information Services Inc., Mr. Chary led the Professional Services organization of eFunds Corporation, a payments services company. Prior to eFunds, Mr. Chary worked at IBM Global Services in infrastructure outsourcing and technology consulting.

Randy Taylor has served as our Executive Vice President and Chief Financial Officer since March 2014. Prior to his appointment as Executive Vice President and Chief Financial Officer, Mr. Taylor had served as the Company's Senior Vice President and Controller since November 2011. Prior to joining the Company, Mr. Taylor served in various positions for Citadel Broadcasting Corporation, a radio broadcasting company, from April 1999 to September 2005 and September 2006 to September 2011, including most recently, from 2008 to 2011, as Chief Financial Officer. Mr. Taylor also served as the Vice President of Finance and Corporate Controller of Bally Technologies, Inc. from September 2005 to September 2006.

Juliet Lim has served as our Executive Vice President, General Counsel and Corporate Secretary since March 2014. Ms. Lim served as General Counsel of Clear Energy Systems, Inc. from June 2013 until February 2014. From January 2010 to May 2013, Ms. Lim served as the General Counsel of Arizona State University Foundation. Ms. Lim served as the Senior Vice President and Deputy General Counsel and other senior legal positions at Fidelity National Information Services, Inc. and eFunds Corporation (which was acquired by Fidelity National in 2007), from June 2003 to November 2009.

David Johnson joined the Company in April 2011 and served as Executive Vice President and General Counsel until March 2014. In March 2014, Mr. Johnson assumed the role of Executive Vice President of Government Relations. From 2003 to 2010, Mr. Johnson served as Executive Vice President, General Counsel and Secretary to International Game Technology (NYSE: IGT), a multi-national gaming technology company, where he was responsible for the direction of all legal, regulatory and governmental affairs. From 2002 to 2003, Mr. Johnson was a partner with the Las Vegas law firm of Bernhard, Bradley & Johnson. From 2000 to 2002, Mr. Johnson served as General Counsel to Anchor Gaming, Inc. (NASDAQ: SLOT), a diversified gaming company. From 1995 to 2000, Mr. Johnson served as Senior Vice President, General Counsel and Secretary to Bally Technologies, Inc. (NYSE: BYI), a Nevada-based gaming machine and technology company. Mr. Johnson also served as the Chief Deputy Attorney General of the Gaming Division of the Nevada Attorney General's Office, where he acted as Senior Legal Counsel to the Nevada Gaming Commission and Nevada Gaming Control Board.

Michael S. Dowty joined the Company in October 2005 and currently serves as the Executive Vice President, Chief Marketing Officer, a position he was promoted to in March 2013. Mr. Dowty served as Executive Vice President, Global Sales and Marketing from August 2012 through March 2013 and Executive Vice President, Business Development from July 2008 through August 2012. Prior to serving as the Company's Executive Vice President, Business Development, from October 2005 through May 2007, Mr. Dowty was the Vice President of International Sales of the Company and from May 2007 through July 2008, Mr. Dowty was the Senior Vice President, International Business of the Company. Prior to joining the Company, from September 2000 through October 2005 Mr. Dowty was the General Manager of First Data Loan Company, Canada, a provider of merchant processing services.

Robert Myhre joined the Company in October 2012 and has served as Executive Vice President and Chief Information Officer since that time. Mr. Myhre served as a Group Head—Integrated Processing Solutions at MasterCard, where he oversaw product development for debit and prepaid processing solutions, from November 2009 until September 2012. Prior to his position at MasterCard, Mr. Myhre served as a Senior Vice President and/or General Manager of various payments business divisions at Fidelity National Information Services, Inc. (FIS) and eFunds Corporation (which was acquired by FIS in September 2007), from 2005 until 2009. Mr. Myhre served as a Vice President of Product Management at eFunds Corporation from 2001 until 2005 and as a Director of Business Development from 1998 until 2001.

David Lucchese has served as our Executive Vice President, Client Operations since March 2014. Prior to his appointment as Executive Vice President, Client Operation, Mr. Lucchese served as our Executive Vice President, Sales since joining the Company in April 2010. From April 2005 to April 2010, Mr. Lucchese served as Vice President of Sales, Games for Bally Technologies, Inc. and Senior Vice President of Sales, Systems from April 2003 to April 2005. Mr. Lucchese served as Vice President of Sales for Aristocrat Technologies, Inc. from July 2001 to February 2003.

PROPOSAL 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, enacted in 2010, requires that companies provide their stockholders with the opportunity to vote, on an advisory basis, whether to approve the compensation of companies' named executive officers, commonly referred to as a "say-on-pay" vote, at least once every three years.

Pursuant to this Proposal 2, we are requesting your approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosure regarding such compensation in this Proxy Statement. It is not a vote to approve our general compensation policies, the compensation of our Board of Directors, or our compensation policies as they relate to risk management.

Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects company performance, job complexity and strategic value of the position, while ensuring long-term retention, motivation and alignment with the long-term interests of the Company's stockholders. We encourage you to carefully review the "Compensation Discussion and Analysis" of this Proxy Statement for additional details on the Company's executive compensation, including our compensation philosophy and objectives and the processes our Compensation Committee and the Board used to determine the structure and amounts of the compensation of our named executive officers for the year ended December 31, 2013.

The vote solicited by this Proposal No. 2 is advisory, and therefore is not binding on us, our Board of Directors or our Compensation Committee, nor will its outcome require us, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by us or our Board of Directors. Furthermore, because this non-binding, advisory vote primarily relates to the compensation of our named executive officers that we have already paid or are otherwise contractually committed to pay, there is generally no opportunity for us to revisit these decisions. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders' concerns and evaluate what actions, if any, may be appropriate for us to take in the future to address those concerns.

We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote, on an advisory basis, "For" the following resolution at the Annual Meeting:

  "RESOLVED, that the stockholders of Global Cash Access Holdings, Inc. approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure regarding such compensation set forth in the Company's definitive proxy statement for the 2014 Annual Meeting of Stockholders."

While the results of this advisory vote are not binding, the Compensation Committee and Board will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

We have adopted a frequency of obtaining "say-on-pay" votes on an annual basis. Accordingly, the next opportunity for stockholders to participate in a "say-on-pay" vote after our May 15, 2014 annual meeting is expected to occur in connection with our annual meeting of stockholders to be held in 2015.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

EXECUTIVE COMPENSATION

The Company is a holding company, the principal asset of which is the capital stock of Global Cash Access, Inc. The executive officers of the Company are employees of Global Cash Access, Inc. and all references in this Proxy Statement to executive compensation relate to the executive compensation paid by Global Cash Access, Inc. to such executive officers.

Compensation Discussion and Analysis

Objectives of Compensation Policies.    The principal objective of the Company's executive compensation policies is to align the executives' incentives with the achievement of the Company's strategic goals, which are in turn designed to enhance stockholder value. In order to achieve that objective, the Company's executive compensation policies must help the Company attract and retain key personnel who possess the necessary leadership and management skills, motivate key employees to achieve specified goals and ensure that compensation provided to key employees is both fair and reasonable in light of performance and competitive with the compensation paid to executives of similarly situated companies. While the Company has attempted to design its executive compensation to incent its executives to achieve the Company's strategic goals, it also believes it has designed its executive compensation policies to discourage executives and other employees from taking excessive risk as described below.

The Compensation Committee has the responsibility to approve the overall compensation strategy, administer the Company's annual and long-term compensation plans, and make all decisions with respect to executive compensation. The Compensation Committee is responsible for establishing, implementing and continually monitoring adherence with the objectives described above. The Compensation Committee may form and delegate authority to subcommittees when appropriate.

Risk Considerations in our Compensation Policies

The Compensation Committee has reviewed and discussed the concept of risk as it relates to the Company's compensation policies and the Compensation Committee does not believe that the Company's compensation policies encourage excessive or inappropriate risk taking for the following reasons:

  •
  Our compensation structure consists of both salary and incentive-based compensation. The salary component of our compensation structure is designed to provide a steady income regardless of our Company's stock price so that executives are not overly focused on our stock price or potentially distracted from focusing on other important business metrics and strategic goals.

  •
  Our cash incentive bonuses are not guaranteed and are based equally on an achievement of both Company-wide and individual goals. The Company-wide performance component consists of achieving a pre-established Adjusted EBITDA performance target, while the individual's goals component consists of satisfying individual goals that are established for each named executive officer. We believe that this Company-wide performance component encourages executives to focus on the overall profitability and financial condition of the Company. We also believe that having a subjective component based on the achievement of individual goals properly incentivizes executives to focus on non-financial goals and objectives that are important to the ability of the Company to achieve its long term strategic goals.

  •
  The amount of the cash incentive bonus payable to an executive based on the Company-wide financial performance goals and the subjective individual performance goals components is capped at a percentage of each executive officer's base salary. In addition, with respect to the Company-wide performance-component of the cash incentive bonuses, the Company must achieve a certain minimum threshold performance target before an executive is eligible to receive any cash incentive bonus relating to such Company-wide performance component.

  •
  Our stock-based compensation and incentive programs focus on the long term performance of the Company. Our equity awards generally vest over a period of four years and increase in value as our stock price increases over time.

Design of Compensation Policies.    The Company's executive compensation policies are designed to reward executives in a manner that is proportionate to the achievement of, or performance above, established goals. These goals may be expressed in terms of Company-wide performance, operating segment performance or individual performance, and their achievement may be measured by either operating metrics or financial metrics. In certain cases, the achievement of goals may be subjective in nature. Where an individual executive has responsibility for a particular business segment, the performance goals of that individual are heavily weighted toward the operational performance of that business segment. Where an individual executive has broader corporate responsibility, the goals are tailored to his or her objectives for the period. Goals may be annual or longer term in nature; correspondingly, elements of compensation may be annual (i.e. base salaries and bonuses) or longer term in nature (i.e. stock-based compensation and incentives).

Elements of Executive Compensation.    The Compensation Committee evaluates both performance and compensation to ensure that executive compensation is serving the objectives of attracting, retaining and motivating key executives, including the senior key executive officers identified in the Summary Compensation Table below (the "Named Executive Officers"). To that end, the Compensation Committee believes executive compensation packages provided by the Company to its key executives should include both cash and stock-based compensation and incentives. Under the Company's executive compensation policies, cash compensation consists of annual base salaries and bonuses, and stock-based compensation and incentives consist of stock options or awards of restricted stock or a combination of both stock options and restricted stock.

Base Salaries.    We want to provide our key executives with base salaries that provide an appropriate level of assured cash compensation that is sufficient to retain their services. The base salary of each executive officer is determined based upon his or her position, responsibility, qualifications and experience, and reflects consideration of both external comparison to available market data and internal comparison to other executive officers, as well as the individual performance of the executive in the prior period. Base salary amounts are initially determined through the recruitment process and are typically reconsidered annually as part of the Company's performance review process. The amount of the base salary paid to Mr. Lopez in 2013 was fixed pursuant to the terms of his written employment agreement with the Company. Amounts paid to Named Executive Officers as base salaries are included in the column captioned "Salary ($)" in the Summary Compensation Table below.

Cash Incentive Bonuses.    Each Named Executive Officer's annual incentive cash bonus for 2013 was established as a target percentage of such Named Executive Officer's base salary. Such target cash bonus percentage was either negotiated and set forth in the Named Executive Officer's employment agreement or otherwise established by the Company. The actual potential bonus which each of these officers could earn ranged from 0% to 150% of the Named Executive Officer's target bonus. Thus, if a Named Executive

Officer had a target cash bonus percentage of 25% of his or her base salary, such Named Executive Officer could receive a maximum cash incentive bonus equal to 37.5% of his or her base salary.

The Company's cash incentive bonus plan consists of a combination of Company-based and individual-based performance targets and goals. For 2013, the Compensation Committee established the following performance targets and goals in connection with the payment of annual incentive cash bonuses to the Company's Named Executive Officers for the year ended December 31, 2013 (amounts in thousands):

		Minimum			Target			Maximum			Maximum %
Adjusted EBITDA target (50% weight)		$67,000	to	$67,999	$70,000	to	$74,999	$79,000	or	Greater	75%
Payout percentage of Adjusted EBITDA target		25%			50%			60%
Individual targets and goals personal and specific to each Named Executive Officer (50% weight)	Vary by individual executive officer	N/A		N/A	N/A		N/A	N/A		N/A	75%

The Company's performance targets for the year ended December 31, 2013 relating to Adjusted EBITDA were weighted fifty percent and individual performance goals specific to each Named Executive Officer were weighted fifty percent in calculating the amount of annual incentive cash bonuses payable to the Company's Named Executive Officers. A Named Executive Officer would not receive any bonus compensation if the Company failed to meet the minimum threshold for the Adjusted EBITDA performance target and the Named Executive Officer failed to meet the individual targets and goals specific to each Named Executive Officer. The actual amount payable under the Adjusted EBITDA performance target increases proportionately assuming the minimum threshold amount is achieved. The maximum percentage amount for the objective and subjective performance targets is equal to 150% of the target percentage amount.

The Compensation Committee established the individual performance goals for the Company's Chief Executive Officer and the Chief Executive Officer established the individual performance goals of each other Named Executive Officer, which were approved by the Compensation Committee. In general, the individual performance goals of each Named Executive Officer were tied to achieving specific goals or objectives in the areas for which such Named Executive Officers had oversight responsibility and that were deemed important and material to achieving the Company's overall strategic and financial goals. These personal targets and goals included both objective criteria such as completing specific projects as well as subjective targets and goals such as improving or developing certain skills. The actual amount of bonus payable under these individual performance targets and goals was not tied to any specific formula given the subjective nature of many of the performance targets and goals. The Compensation Committee and the Board determined the amount of bonus allocable to the Company's Chief Executive Officer with respect to the Chief Executive's personal targets and goals, and the Chief Executive Officer determined the amount of bonus allocable to the other Named Executive Officers' personal targets and goals with such amounts also being approved by the Compensation Committee.

For 2013, the Company established an Adjusted EBITDA target goal of $70.0 to $74.9 million with a minimum threshold of $67.0 million. The Company had Adjusted EBITDA of $71.2 million for the year ended December 31, 2013 resulting in a 50% payout percentage with respect to the Company's Adjusted EBITDA objective performance target. The actual amount of bonuses payable to the Named Executive Officers set forth in the Summary Compensation Table below include amounts attributable to the individual performance targets and goals established for each Named Executive Officer plus the total amount of cash incentive compensation received by each Named Executive Officer for 2013 based on the Adjusted EBITDA payout percentage described above.

Stock-Based Compensation and Incentives.    We believe that the award of stock-based compensation and incentives is an effective way of aligning the executives' interests with the goal of enhancing stockholder value. To that end, stock options and awards of restricted stock may be granted to executives and other employees under the Company's 2005 Stock Incentive Plan.

Due to the direct relationship between the value of an equity award, on the one hand, and the stock price, on the other, we believe that equity awards motivate executives to manage the Company's business in a manner that is consistent with stockholder interests. Equity awards are intended to focus the attention of the recipient on the Company's long-term performance which we believe results in improved stockholder value. Through the grant of stock options and restricted stock grants that vest over time, we can align executives' interests with the long-term interests of our stockholders who seek appreciation in the value of our common stock. To that end, the equity awards that we grant to executives typically vest and become fully-exercisable over a four-year period, subject, in certain cases, to accelerated vesting upon the occurrence of certain events such as termination of employment without cause or changes in control of the Company. The grant of equity awards also provides significant long-term earnings potential in a competitive market for executive talent.

In the past, we have typically granted stock options to executives shortly following the commencement of their employment, and restricted stock awards as part of our regular performance review process. Our policy is to award stock options with an exercise price equal to, or to grant restricted stock at a value equal to, the closing price of our stock on the NYSE on the date of grant. The principal factors considered in granting stock options or restricted stock awards to executives are prior performance, level of responsibility, the amounts of other compensation attainable by the executive and the executive's ability to influence the Company's long-term growth and profitability. However, the 2005 Stock Incentive Plan does not provide any quantitative method for weighing these factors and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as anticipated future performance. The compensation associated with stock options and restricted stock awards granted to Named Executive Officers is included in the Summary Compensation Table and other tables below.

Retirement Plans.    We have established and maintain a retirement savings plan under Section 401(k) of the Internal Revenue Code of 1986 (the "Code") to cover our eligible employees, including our executive officers. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a tax deferred basis through contributions to the 401(k) plan. Our 401(k) plan is intended to constitute a qualified plan under Section 401(a) of the Code and its associated trust is intended to be exempt from federal income taxation under Section 501(a) of the Code. We make contributions to the 401(k) plan for the benefit of certain executive officers.

Severance Benefits and Change in Control Payments.    In order to retain the ongoing services of certain of the Named Executive Officers, we have provided the assurance and security of severance benefits and change in control payments. As described more fully below under the caption "Employment Contracts, Termination of Employment and Change in Control Arrangements," certain of the Named Executive Officers are entitled to the payment of salary continuation and the payment of target bonus amounts in the event of the termination of employment without cause, payment of severance payments and tax "gross up" payments in the event of the termination of employment without cause within 12 months after a change in control of the Company and accelerated vesting of stock options and restricted stock awards in such events. Our employment agreements with such Named Executive Officers also provide for payments in respect of continued health and other welfare benefits during the salary continuation period following termination of employment. We believe that these severance benefits and change in control payments reflect the fact that it may be difficult for such executives to find comparable employment within a short period of time and that providing such benefits should eliminate, or at least reduce, the reluctance of senior executives to pursue potential change in control transactions that may be in the best interests of stockholders. We believe that these benefits are appropriate in size relative to the overall value of the Company.

Other Compensation Plans.    The Company has adopted general employee benefit plans in which Named Executive Officers are permitted to participate on parity with other employees. The Named Executive Officers, together with other executives, are entitled to reimbursement of certain out-of-pocket payments incurred for health care.

Other Perquisites.    We annually review the perquisites that our Named Executive Officers receive. During 2013, Mr. Myhre received perquisites in the aggregate amount of $75,110 representing the reimbursement of costs associated with Mr. Myhre's relocation to the Las Vegas, NV metropolitan area. These amounts are reflected in the column captioned "All Other Compensation ($)" in the Summary Compensation Table below.

Results of Most Recent Stockholder Advisory Vote on Executive Compensation.    In response to our stockholders' non-binding approval of the compensation of the Company's named executive officers at the 2013 annual meeting of stockholders, the Company has not materially deviated from its approach to, and the structure of, its executive compensation decisions and policies.

Significant Events after December 31, 2013

Appointment of Ram Chary as President and Chief Executive Officer.    The Company appointed Ram Chary as President and Chief Executive Officer in January 2014. Pursuant to Mr. Chary's agreement with the Company, Mr. Chary is entitled to receive an annual base salary of $700,000 and is eligible for an annual bonus in an amount of up to 150% of his then current base salary depending upon the achievement of certain performance criteria and goals to be determined. The target amount of the bonus, assuming the achievement of performance criteria and goals, is 100% of his then current base salary. In the event of the termination of Mr. Chary's employment in certain circumstances, he is entitled to a lump sum payment of two times his then current base salary plus two times the then target amount of his bonus, together with payments in respect of eighteen months of continued group health insurance for him and his eligible dependents. In the event that Mr. Chary suffers an incapacity during the term of his employment, he is entitled to disability payments at an annual rate of 60% of his then current base salary. The Company has agreed to provide Mr. Chary with furnished corporate housing in the Las Vegas metropolitan area for six months and to reimburse him for certain travel and other relocation costs during this transition period.

Upon his hire, Mr. Chary was awarded an option under the Company's 2005 Stock Incentive Plan to purchase an aggregate of 2,000,000 shares of common stock at an exercise price of $8.92 per share, which was the closing price of the Common Stock on the NYSE on the date of grant. Subject to Mr. Chary's continued employment with the Company, 1,000,000 shares subject to the option (the "Time-Vesting Shares") will vest over a four-year period, 333,333 of the shares subject to the option will vest upon the conclusion of any period of 30 consecutive trading days on the NYSE prior to January 27, 2018 over which the average of the closing prices of the Common Stock is at least $12 per share, 333,333 of the shares subject to the option will vest upon the conclusion of any period of 30 consecutive trading days on the NYSE prior to January 27, 2018 over which the average of the closing prices of the Common Stock is at least $14 per share, and 333,334 of the shares subject to the option will vest upon the conclusion of any period of 30 consecutive trading days on the NYSE prior to January 27, 2018 over which the average of the closing prices of the Common Stock is at least $16 per share. All of the shares subject to the option will vest if Mr. Chary is terminated without cause or upon an acquisition of or change in control of the Company. In the event of Mr. Chary's death or incapacity during the term of his employment, the Time-Vesting Shares subject to the option will vest.

REPORT OF COMPENSATION COMMITTEE

The information contained in the following report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. Based upon such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

MEMBERS OF THE COMPENSATION COMMITTEE

E. Miles Kilburn (Chair)
Fred Enlow
Michael Rumbolz

Summary Compensation Table

The following table sets forth the total compensation earned for services rendered by our principal executive officer, our principal financial officer, and our three other most highly compensated executive officers whose total compensation for the fiscal year ended December 31, 2013 was in excess of $100,000 and who were serving as executive officers at the end of that fiscal year. The listed individuals are referred to herein as the "Named Executive Officers."

Name and principal position	Year	Salary		Bonus	Stock awards(1)	Option awards(2)	Non-equity incentive plan compensation(3)	All other compensation		Total
David Lopez*	2013	$500,000		$—	$337,498	$337,489	$375,000	$26,247	(4)	$1,576,234
Former Chief Executive Officer	2012	269,231	(5)	—	430,300	758,760	156,762	1,796		1,616,849
Mary E. Higgins*	2013	375,000		—	187,502	187,493	236,250	15,069	(6)	1,001,314
Former Chief Financial Officer	2012	375,000		—	—	322,480	230,937	10,533		938,950
	2011	375,000		—	—	205,030	93,750	6,604		680,384
Robert Myhre	2013	330,000		—	148,500	148,495	173,250	84,173	(7)	884,418
Executive Vice President, Chief	2012	76,154	(8)	—	147,600	420,140	46,660	4,194		694,748
Information Officer
Michael S. Dowty	2013	350,000		—	157,497	157,497	183,750	7,639	(9)	856,383
Executive Vice President, Sales and	2012	328,462		—	—	322,480	185,149	9,958		846,049
Chief Marketing Officer	2011	293,462		—	—	205,030	73,517	19,436		591,445
David Lucchese	2013	340,000		—	127,499	127,497	170,000	26,390	(10)	791,386
Executive Vice President, Sales	2012	340,000		—	—	322,480	182,750	17,519		862,749
	2011	340,000		—	—	205,030	85,000	33,844		663,874

*
The employment of Mr. Lopez and Ms. Higgins terminated in January 2014 and March 2014, respectively.

(1)
Represents the fair value of the Named Executive Officers' restricted stock grants, as calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in determining the valuation of the restricted stock awards, see Note 12 to the financial statements in our Annual Report on Form 10-K for the years ended December 31, 2013 and 2012; and see Note 2 to the financial statements in our Annual Reports on Form 10-K for the year ended December 31, 2011.

(2)
Represents the fair value of the Named Executive Officers' stock option grants, as calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in determining the valuation of the stock option awards, see Note 12 to the financial statements in our Annual Report on Form 10-K for the years ended December 31, 2013 and 2012; and see Note 2 to the financial statements in our Annual Reports on Form 10-K for the year ended December 31, 2011.

(3)
Represents the amount of cash bonus earned under the Company's cash incentive bonus program for the applicable fiscal year. Amounts earned for a particular fiscal year are typically paid out to the Named Executive Officers in the first quarter of the following calendar year.

(4)
Includes $19,247 of reimbursement for out-of-pocket health care expenses, and contributions made by the Company under its 401(k) for the benefit of Mr. Lopez in fiscal year 2013.

(5)
Mr. Lopez joined the Company in June 2012 as President. He became Chief Executive Officer effective January 1, 2013. Represents amount paid to Mr. Lopez from June 11, 2012 through December 31, 2012.

(6)
Amounts in this column for Ms. Higgins for 2013, 2012 and 2011 include reimbursement for out-of-pocket health care expenses and contributions made by the Company under its 401(k) for the benefit of Ms. Higgins.

(7)
Amounts in this column for Mr. Myhre for 2013 and 2012 include reimbursement of expenses for relocating to the Las Vegas metropolitan area ($75,110 in 2013) and contributions made by the Company under its 401(k) for the benefit of Mr. Myhre.

(8)
Mr. Myhre joined the Company in October 2012 as Executive Vice President, Chief Information Officer. Represents the amount paid to Mr. Myhre from October 1, 2012 through December 31, 2012.

(9)
Amounts in this column for Mr. Dowty for 2013, 2012 and 2011 include reimbursement for out-of-pocket health care expenses, and contributions made by the Company under its 401(k) for the benefit of Mr. Dowty.

(10)
Amounts in this column for Mr. Lucchese for 2013, 2012 and 2011 include reimbursement for out-of-pocket health care expenses (including $17,190, $13,269, and $30,846 for 2013, 2012 and 2011, respectively) and contributions made by the Company under its 401(k) for the benefit of Mr. Lucchese.

Grants of Plan Based Awards in 2013

The following table sets forth certain information concerning grants of awards made to each Named Executive Officer during the fiscal year ended December 31, 2013:

		Estimated future payments under non-equity incentive plan awards(1)				All other option awards: number of securities underlying options		Grant date fair value of stock and option awards(4)
					All other stock awards: number of shares of stock or units		Exercise or base price of option awards
	Grant Date
Name		Threshold(2)	Target	Maximum(3)
David Lopez	3/6/2013	$93,750	$375,000	$562,500	47,602	101,641	$7.09	$674,987
Mary E. Higgins	3/6/2013	56,250	225,000	337,500	26,446	56,467	7.09	374,995
Robert Myhre	3/6/2013	41,250	165,000	247,500	20,945	44,722	7.09	296,995
Michael S. Dowty	3/6/2013	43,750	175,000	262,500	22,214	47,433	7.09	314,994
David Lucchese	3/6/2013	42,500	170,000	255,000	17,983	38,398	7.09	254,996

(1)
Represents amounts potentially payable under the Company's cash incentive bonus program. A more detailed discussion of how the threshold, target and maximum amounts are determined and calculated is found in the Compensation Discussion and Analysis section of this Proxy Statement. The actual amount realized by each Named Executive Officer under the Company's cash incentive bonus program is set forth in the Non-Equity Incentive Compensation column of the Summary Compensation Table for such Named Executive Officer.

(2)
Represents the maximum amount payable to the Named Executive Officer at the threshold level.

(3)
Represents the maximum amount payable to the Named Executive Officer under the Company's cash incentive program.

(4)
Represents the total fair value of the Named Executive Officers' restricted stock grants and stock option grants, as calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation, please see Note 12 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

Employment Contracts, Termination of Employment and Change in Control Arrangements

Employment Agreements

Lopez Employment Agreement

The Company was a party to an amended and restated employment agreement, effective as of March 29, 2013 with Mr. Lopez, our former President and Chief Executive Officer. Mr. Lopez resigned from his positions of President, Chief Executive Officer and a Director of the Company, in January 2014. Pursuant to the terms of his Employment Agreement, Mr. Lopez was entitled to receive an annual base salary of $500,000 and was eligible for an annual bonus in an amount of up to 112.5% of his then current base salary depending upon the achievement of certain performance criteria and goals. The target amount of the bonus, assuming the achievement of performance criteria and goals, was 75% of his then current base salary. Based on the achievement of the applicable performance criteria and goals, Mr. Lopez received a cash incentive bonus for the year ended December 31, 2013 in an amount equal to $375,000 as set forth in the Summary Compensation Table set forth above.

Higgins Employment Agreement

Although the Company did not have a formal employment agreement with Ms. Higgins, the Company agreed to provide Ms. Higgins with a severance benefit such that she was entitled to receive twelve months salary continuation and an amount equal to 50% of her base salary if her employment was terminated without cause or for good reason as defined in such severance policy. Ms. Higgins was eligible for a bonus of up to 90% of her then current base salary depending upon achievement of certain performance criteria and goals to be determined. The target amount of Ms. Higgins' bonus was 60% of her then current salary. Based on the achievement of the applicable performance criteria and goals, Ms. Higgins received a cash incentive bonus for the year ended December 31, 2013 in an amount equal to $236,250 as set forth in the Summary Compensation Table set forth above.

Employment Agreements with Myhre, Dowty and Lucchese.

Although the Company does not have any other formal employment agreements with any of the other Named Executive Officers, the Company has agreed to provide Mr. Myhre, Mr. Dowty and Mr. Lucchese with a severance benefit such that each of them is entitled to receive twelve months base salary and a bonus in an amount of 50% of such officer's base salary if his employment is terminated without cause or for good reason as defined in such severance policy. Mr. Myhre, Mr. Dowty and Mr. Lucchese are eligible for a bonus in an amount of up to 75% of their current base salary depending upon the achievement of certain performance criteria and goals to be determined. The target amount of each of these other executive officers' bonus is 50% of their current base salary.

Acceleration of Vesting of Stock Options and Restricted Stock Bonus Agreements

Change of Control

The agreements pursuant to which the Company granted stock options and shares of restricted stock to the Named Executive Officers provide for full acceleration of vesting of the unvested portion of stock options and restricted stock, as applicable, upon an acquisition or change of control of the Company.

Termination without Cause or For Good Reason

The agreements pursuant to which the Company granted stock options to the Named Executive Officers provide for acceleration of the unvested portions of stock options or restricted stock, as applicable, if they are terminated without cause or for good reason as such terms are defined in their employment agreements or severance agreements.

The following table sets forth the estimated payments and benefits to the Named Executive Officers based upon (A) a hypothetical termination without cause of each such executive's employment on December 31, 2013 that is not in connection with a change in control of us, (B) a hypothetical change in control of us on December 31, 2013, and (C) a hypothetical termination without cause of each executive's employment on December 31, 2013 in connection with a change in control of us:

	Mr. Lopez	Ms. Higgins		Mr. Myhre	Mr. Dowty	Mr. Lucchese
Termination without cause
Salary continuation and bonus	$875,000	$600,000		$495,000	$525,000	$510,000
Lump sum severance payments	—	—		—	—	—
Accelerated vesting of stock options and restricted stock(1)	1,597,410	966,012	(2)	665,339	819,175	755,609
Continued group medical insurance(3)	37,050	22,200		15,727	6,427	34,765
Change in control(4)
Accelerated vesting of stock options and restricted stock(1)	1,597,410	1,050,387		665,339	819,175	755,609
Termination without cause in connection with change in control
Accelerated vesting of stock options and restricted stock(1)	1,597,410	1,050,387		665,339	819,175	755,609

(1)
The value attributed to the hypothetical acceleration of the vesting of any restricted stock awards held by a Named Executive Officer is determined by multiplying the number of shares of restricted stock accelerated by $9.99 (the closing price of the Common Stock on December 31, 2013). The value attributed to the hypothetical acceleration of vesting of any stock option awards held by a Named Executive Officer is determined by multiplying (i) the difference between the exercise price of the applicable stock option award and the closing price of the Common Stock on December 31, 2013 and (ii) the number of unvested shares underlying the applicable stock option award. The equity awards held by the Named Executive Officers that are subject to possible acceleration are described as unexercisable or not vested in the table entitled "Outstanding Equity Awards at December 31, 2013" appearing later in this Proxy Statement.

(2)
In the event of termination without cause or for good reason for Ms. Higgins, 100% of the unvested shares underlying her stock option grants in 2011, 2012 and 2013 would be accelerated and become fully vested; while 50% of the unvested shares underlying her stock option grant in 2010 would be accelerated and become fully vested.

(3)
Estimated value of continued coverage under group health insurance plans and other healthcare-related perquisites through the end of the applicable severance period.

(4)
Assumes that the party acquiring control of the Company has assumed the Company's obligations under the 2005 Stock Incentive Plan.

Outstanding Equity Awards at December 31, 2013

The following table sets forth certain information concerning unexercised stock options and restricted stock under the Company's equity incentive plan for each Named Executive Officer outstanding as of the end of the fiscal year ended December 31, 2013:

	Option awards(1)					Stock awards(1)
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date		Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested
David Lopez	74,999	125,001	$6.62	6/11/22	(2)	—	—
	—	101,641	7.09	3/6/23	(2)	—	—
						40,626	405,854
						47,602	475,544
Mary E. Higgins	93,375	28,125	3.99	9/14/20	(3)	—	—
	38,750	31,250	3.41	3/1/21	(3)	—	—
	43,750	56,250	5.58	3/2/22	(3)	—	—
	—	56,467	7.09	3/6/23	(3)	—	—
						26,446	264,196
Robert Myhre	29,166	70,834	7.38	10/25/22		—	—
	—	44,722	7.09	3/6/23		—	—
						14,167	141,528
						20,945	209,241
Michael S. Dowty	25,000	—	15.48	2/7/16		—	—
	25,000	—	18.94	4/27/16		—	—
	—	2,709	7.77	2/16/20		—	—
	—	31,250	3.41	3/1/21		—	—
	—	56,250	5.58	3/2/22		—	—
	—	47,433	7.09	3/6/23		—	—
						22,214	221,918
David Lucchese	91,666	8,334	8.68	4/30/20		—	—
	31,250	31,250	3.41	3/1/21		—	—
	43,750	56,250	5.58	3/2/22		—	—
	—	38,398	7.09	3/6/23		—	—
						17,983	179,650

(1)
All option and restricted stock awards reflected above vest over four years from the date of grant, with 25% of the shares subject to such awards vesting on the first anniversary of the date of grant and the remainder vesting monthly for the succeeding 36 months thereafter.

(2)
Upon the termination of employment of Mr. Lopez, the Company extended the expiration date on his outstanding vested options from a standard 90 days following termination of employment to approximately 150 days following termination of employment. All shares of restricted stock that remained unvested following termination of employment were canceled.

(3)
Upon the termination of employment of Ms. Higgins, the Company extended the expiration date on her outstanding vested options from a standard 90 days following termination of employment to approximately 180 days following termination of employment. All unvested shares of restricted stock granted to Ms. Higgins were accelerated and became fully vested upon the date of termination of her employment with the Company.

Option Exercises and Stock Vested

The following table sets forth certain information concerning the exercise of stock options, and the vesting of restricted stock, for each Named Executive Officer during the fiscal year ended December 31, 2013:

Name	Number of shares acquired on exercise	Value realized on exercise(1)	Number of shares acquired on vesting	Value realized on vesting(2)
David Lopez	—	$—	24,374	$170,306
Mary E. Higgins	39,000	158,823	—	—
Robert Myhre	—	—	5,833	47,018
Michael S. Dowty	145,625	349,701	2,084	15,515
David Lucchese	—	—	—	—

(1)
The value realized equals the closing price of the Common Stock on the date of exercise minus the exercise price of options exercised multiplied by the number of shares that were exercised.

(2)
The value realized equals the closing price of the Common Stock on the vesting date multiplied by the number of shares that vested.

Director Compensation in 2013

All non-employee directors receive an annual cash fee of $40,000 except for the chair of the Board who receives an annual cash fee of $60,000. In addition, each member of the Company's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee that does not serve as the chairperson of such committee receives an additional annual cash fee of $7,500. The chairperson of each of the Company's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee also receives an additional annual cash fee of $20,000, $10,000 and $10,000, respectively.

In addition, each non-employee director that was not affiliated with a principal stockholder of the Company was granted, upon the director's initial appointment to the Board, an option to purchase 100,000 shares of Common Stock under the Company's 2005 Stock Incentive Plan. The exercise price for these options is set at the closing market price of the Common Stock at of the date of grant. For each grant, one eighth of the options vest after six months of service as a director, and the remainder vest ratably in equal monthly installments over the succeeding forty-two months; provided, however, that the options will vest in their entirety upon a change of control of the Company. The options have a term of ten years. Non-employee directors are typically granted additional options to purchase shares of Common Stock or awards of restricted shares of Common Stock under the Company's 2005 Stock Incentive Plan on an annual basis. Such options and restricted stock vest according to the same schedule as the initial grants.

The following table sets forth certain information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2013:

Name	Fees earned or paid in cash	Option awards(1)	Stock awards(1)	Total
E. Miles Kilburn(2)	$97,500	$96,740	$96,743	$290,983
Fred Enlow(2)	55,000	64,495	64,498	183,993
Geoff Judge(2)	57,500	64,495	64,498	186,493
Michael Rumbolz(2)(3)	65,000	64,495	64,498	193,993
Ronald Congemi(2)	46,161	332,510	—	378,671
Scott Betts(2)(4)	30,000	64,495	64,498	158,993

(1)
Represents the fair value of the directors' equity awards in fiscal year 2013, as calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation of the directors' stock option and restricted stock awards, see Note 12 to the consolidated financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

(2)
At December 31, 2013, our directors had the following aggregate numbers of option awards and unvested stock awards outstanding: (i) for Mr. Kilburn, 499,135 and 11,087, respectively; (ii) for Mr. Enlow, 329,424 and 7,392, respectively; (iii) for Mr. Judge, 374,424 and 7,392, respectively; (iv) for Mr. Rumbolz, 299,424 and 7,392, respectively; (v) for Mr. Congemi, 100,000 and 0, respectively; and (vi) for Mr. Betts, 2,409,424 and 7,392, respectively.

(3)
Mr. Rumbolz received an additional $10,000 in fees for services related to compliance matters.

(4)
Mr. Betts became a non-employee director in March 2013 and resigned from the Board in March 2014.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or was formerly an officer or employee of the Company or its subsidiaries. No interlocking relationship exists between any member of the Company's Board or Compensation Committee and any member of the Board or Compensation Committee of any other companies, nor has such interlocking relationship existed in the past.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to the beneficial ownership as of February 28, 2014, (except as otherwise noted in the footnotes to the table) by (i) all persons who are beneficial owners of five percent (5%) or more of our Common Stock, (ii) each director and nominee, (iii) the Named Executive Officers, and (iv) all current directors and executive officers as a group.

There were 66,036,033 shares of Common Stock issued and outstanding as of the close of business on February 28, 2014. The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest. Unless otherwise noted the address of each beneficial owner in the table is 7250 South Tenaya Way, Suite 100, Las Vegas, Nevada 89113.

Number of Shares Beneficially Owned as of February 28, 2014

	Shares Beneficially Owned
	Number	Percentage(1)
Principal stockholders
BlackRock, Inc.(2)	5,541,497	8.4%
Huber Capital Management, LLC(3)	5,051,851	7.7%
Ameriprise Financial, Inc.(4)	4,319,998	6.5%
Directors and named executive officers(5)
Scott H. Betts	2,404,357	3.5%
E. Miles Kilburn(6)	559,035	*
Geoff Judge	374,648	*
Fred Enlow	341,023	*
Michael Rumbolz	255,606	*
Mary E. Higgins	246,780	*
Michael S. Dowty(7)	113,870	*
David Lopez	97,781	*
David Johnson	95,580	*
Robert Myhre(8)	91,839	*
Ronald Congemi	36,666	*
Randy Taylor(9)	15,884	*
Ram Chary(10)	15,000	*
Juliet Lim(11)	5,000	*
Directors and executive officers as a group (14 persons)	4,653,069	6.6%

*
Represents beneficial ownership of less than 1%.

(1)
The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date. Consequently, the numerator and denominator for calculating beneficial ownership percentages may be different for each beneficial owner.

(2)
As reported on Schedule 13G/A, filed on January 29, 2014, for shares held by BlackRock, Inc. on its own behalf and on behalf of the following subsidiaries: (a) BlackRock Fund Advisors, (b) BlackRock Advisors, LLC, (c) BlackRock Investment Management, LLC, (d) BlackRock Japan Co. Ltd. and (e) BlackRock Investment Management (UK) Ltd. The address for BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(3)
As reported on Schedule 13G, filed on February 10, 2014, for shares held by Huber Capital Management LLC. The address of Huber Capital Management LLC is 2321 Rosecrans Ave., Suite 3245, El Segundo, CA 90245.

(4)
As reported on Schedule 13G/A, filed on February 13, 2014, for shares held by Ameriprise Financial, Inc. on its own behalf and on behalf of the following subsidiary: Columbia Management Investment Advisers, LLC. The address of each of these entities is as follows: (a) Ameriprise Financial, Inc., 145 Ameriprise Financial Center, Minneapolis, MN 55474;

  and (b) Columbia Management Investment Advisers, LLC, 225 Franklin St., Boston, MA 02110.

(5)
Includes shares of common stock issuable upon exercise of vested stock options and unrestricted and restricted stock awards.

(6)
Includes the purchase of 10,000 shares of common stock in March 2014.

(7)
Includes the purchase of 10,000 shares of common stock in March 2014.

(8)
Includes the purchase of 5,000 shares of common stock in March 2014.

(9)
Mr. Taylor was appointed Executive Vice President and Chief Financial Officer effective as of March 3, 2014 and purchased 5,000 shares of common stock in March 2014.

(10)
Mr. Chary was appointed President, Chief Executive Officer and Director effective as of January 27, 2014 and purchased 15,000 shares of common stock in March 2014.

(11)
Ms. Lim was appointed Executive Vice President, General Counsel and Corporate Secretary effective as of March 3, 2014 and purchased 5,000 shares of common stock in March 2014.

PROPOSAL 3
APPROVAL OF
2014 EQUITY INCENTIVE PLAN

At the Annual Meeting, the stockholders will be asked to approve the Global Cash Access Holdings, Inc. 2014 Equity Incentive Plan (the "2014 Plan"). The Board of Directors adopted the 2014 Plan on February 25, 2014, subject to and effective upon its approval by our stockholders. The 2014 Plan is intended to replace our 2005 Stock Incentive Plan (the "Predecessor Plan"), which would otherwise terminate automatically in January 2015. If our stockholders approve the 2014 Plan, it will become effective on the day of the Annual Meeting, and no further awards will be granted under the Predecessor Plan, which will be terminated.

Background for the Current Request to Approve the 2014 Equity Incentive Plan

Overview and Purpose

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee stock incentive program provides a range of incentive tools and sufficient flexibility to permit the Board's Compensation Committee to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes. We intend to use these incentives to attract new key employees and to continue to retain existing key employees, directors and other service providers for the long-term benefit of the Company and its stockholders.

As of February 28, 2014, options were outstanding under the Predecessor Plan for a total of 10,535,690 shares of our common stock with a weighted average exercise price of $7.82 per share and weighted average expected remaining term of approximately 6.4 years, and a total of 312,506 shares remained subject to unvested awards of restricted stock outstanding under the Predecessor Plan. As of that date, a total of 4,707,568 shares remained available for the future grant of awards under the Predecessor Plan. The Predecessor Plan will be terminated upon stockholder approval of the 2014 Plan.

The 2014 Plan authorizes the Compensation Committee to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units, other stock-based awards and cash-based awards. Under the 2014 Plan, we will be authorized to issue up to 15,000,000 shares, increased by not more than 4,370,000 shares comprised of:

  •
  the aggregate number of shares of stock anticipated to remain available for the future grant of awards under the Predecessor Plan immediately prior to its termination; and

  •
  the number of shares subject to any option or other award outstanding under the Predecessor Plan that expires or is forfeited for any reason after the date of the annual meeting.

Significant Historical Award Information

Common measures of a stock plan's cost include burn rate, dilution and overhang. The burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, the Company has maintained an average equity run rate of only 3% of shares of Common Stock outstanding per year. Dilution measures the degree to which our stockholders' ownership has been diluted by stock-based compensation awarded under our Predecessor Plan and also includes shares that may be awarded under the 2014 Plan in the future ("overhang").

The following table shows how our key equity metrics have changed over the past two years:

Key Equity Metrics:	2013	2012
Equity Run Rate(1)	2.4%	3.7%
Overhang(2)	20.6%	18.2%
Dilution(3)	14.0%	14.3%

(1)
Equity run rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the year.

(2)
Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(3)
Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Authorized Shares Requested

The maximum aggregate number of shares we are requesting our stockholders to authorize under the 2014 Plan is 19,370,000. The total overhang resulting from this share request represents approximately 29% of the number of shares of our common stock outstanding on February 28, 2014 determined on a fully diluted basis.

Our Board considered several factors in determining the amount of shares requested as set forth above, including the intention to authorize sufficient shares to provide for the needs of a reasonable incentive program for the next five years.

Because the 2014 Plan has a ten year term, the Board expects that the stockholders will have future opportunities to reconsider the 2014 Plan.

Key Features of the 2014 Plan

The following is a summary of the key features of the 2014 Plan of particular interest to our stockholders that we believe reflect best practices:

  •
  Unlike the Predecessor Plan, there is no "evergreen" annual share increase provision.

  •
  Requires all equity awards issued under the 2014 Plan to be approved by the Compensation Committee and does not permit authority to grant equity awards to be delegated to individual officers of the Company.

  •
  Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.

  •
  No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

  •
  Each share subject to a "full value" award (i.e., an award settled in stock, other than an option, stock appreciation right or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value at grant) will reduce the number of shares remaining available for grant under the 2014 Plan by 2.5 shares.

  •
  The number of shares remaining for grant under the 2014 Plan is reduced by the gross number of shares subject to options and stock appreciation rights settled on a net basis, and shares withheld for taxes in connection with options or stock appreciation rights or tendered in payment of an option's exercise price are not recycled.

  •
  The number of shares for which awards may be granted to any nonemployee member of our Board of Directors in a fiscal year is limited.

  •
  The 2014 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

  •
  The 2014 Plan has a fixed term of ten years.

The 2014 Plan is designed to preserve the Company's ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the "Code") generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to any of the "covered employees," consisting of the chief executive officer and any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance shares, performance units and certain other stock-based awards and cash-based awards granted under the 2014 Plan to qualify as "performance-based" within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2014 Plan. By approving the 2014 Plan, the stockholders will be specifically approving, among other things:

  •
  the eligibility requirements for participation in the 2014 Plan;

  •
  the maximum numbers of shares for which stock-based awards intended to qualify as performance-based may be granted to an employee in any fiscal year;

  •
  the maximum dollar amount that a participant may receive under a cash-based award intended to qualify as performance-based for each fiscal year contained in the performance period; and

  •
  the performance measures that may be used by the Compensation Committee to establish the performance goals applicable to the grant or vesting of awards of restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards that are intended to result in qualified performance-based compensation.

While we believe that compensation provided by such awards under the 2014 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based. Further, the Compensation Committee will retain the discretion to grant awards to covered employees that are not intended to qualify for deduction in full under Section 162(m).

The Board of Directors believes that the 2014 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the Board urges you to vote to approve the adoption of the 2014 Plan.

Summary of the 2014 Plan

The following summary of the 2014 Plan is qualified in its entirety by the specific language of the 2014 Plan, a copy of which is attached to this proxy statement as Appendix A.

General.    The purpose of the 2014 Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.

Authorized Shares.    The maximum aggregate number of shares authorized for issuance under the 2014 Plan is the sum of 15,000,000 shares plus up to 4,370,000 additional shares, comprised of the number of shares remaining available for grant under the Predecessor Plan on the date of the Annual Meeting and the number of shares subject to any option or other award outstanding under the Predecessor Plan that expires or is forfeited for any reason after the date of the annual meeting.

Share Counting.    Each share subject to a stock option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at the time of grant will reduce the number of shares remaining available for grant under the 2014 Plan by one share. However, each share subject to a "full value" award (i.e., an award settled in stock, other than an option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at grant) will reduce the number of shares remaining available for grant under the 2014 Plan by 2.5 shares.

If any award granted under the 2014 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant's purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2014 Plan. Shares will not be treated as having been issued under the 2014 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation in connection with an option or a stock appreciation right or that are tendered in payment of the exercise price of an option will not be made available for new awards under the 2014 Plan. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the 2014 Plan will be reduced by the gross number of shares for which the award is exercised.

Adjustments for Capital Structure Changes.    Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2014 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2014 Plan to adjust other terms of outstanding awards as it deems appropriate.

Nonemployee Director Award Limits.    A nonemployee director may not be granted awards under the 2014 Plan in any fiscal year for more than 300,000 shares.

Other Award Limits.    To enable compensation provided in connection with certain types of awards intended to qualify as "performance-based" within the meaning of Section 162(m) of the Code, the 2014 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year, as follows:

  •
  No more than 4,000,000 shares under stock-based awards.

  •
  No more than $3,000,000 for each full fiscal year contained in the performance period under cash-based awards.

In addition, to comply with applicable tax rules, the 2014 Plan also limits to 19,370,000, the number of shares that may be issued upon the exercise of incentive stock options granted under the 2014 Plan.

Administration.    The 2014 Plan generally will be administered by the Compensation Committee of the Board of Directors, although the Board of Directors retains the right to appoint another of its committees to administer the 2014 Plan or to administer the 2014 Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2014 Plan must be by a compensation committee comprised solely of two or more "outside directors" within the meaning of Section 162(m). (For purposes of this summary, the term "Committee" will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2014 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the 2014 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

The 2014 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the 2014 Plan. All awards granted under the 2014 Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2014 Plan. The Committee will interpret the 2014 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2014 Plan or any award.

Prohibition of Option and SAR Repricing.    The 2014 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Eligibility.    Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of February 28, 2014, we had approximately 149 employees, including 6 executive officers, and 6 non-employee directors who would be eligible under the 2014 Plan.

Stock Options.    The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "10% Shareholder") must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On February 28, 2014, the closing price of our common stock as reported on the New York Stock Exchange was $8.40 per share.

The 2014 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant's surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2014 Plan is ten years, provided that an incentive stock option granted to a 10% Shareholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant's termination of service, provided that if service terminates as a result of the participant's death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant's termination for cause (as defined by the 2014 Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification.

Stock Appreciation Rights.    The Committee may grant stock appreciation rights either in tandem with a related option (a "Tandem SAR") or independently of any option (a "Freestanding SAR"). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee's discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2014 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant's lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.    The Committee may grant restricted stock awards under the 2014 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant's termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.

Restricted Stock Units.    The Committee may grant restricted stock units under the 2014 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant's award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant's termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional restricted stock units whose value is equal to any cash dividends the Company pays.

Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination of these.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with the Company's financial statements, generally accepted accounting principles, if applicable, or other methodology established by the Committee, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a "covered employee" within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant's individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on the Company's common stock. The Committee may provide for performance award payments in lump sums or installments.

Unless otherwise provided by the Committee, if a participant's service terminates due to the participant's death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant's service during the performance period. If a participant's service terminates prior to completion of the applicable performance period for any other reason, the 2014 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Cash-Based Awards and Other Stock-Based Awards.    The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-

based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant's termination of service will be determined by the Committee and set forth in the participant's award agreement.

Change in Control.    Unless otherwise defined in a participant's award or other agreement with the Company, the 2014 Plan provides that a "Change in Control" occurs upon (a) a person or entity (with certain exceptions described in the 2014 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company's voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company's voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control.

Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

The 2014 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award.

Awards Subject to Section 409A of the Code.    Certain awards granted under the 2014 Plan may be deemed to constitute "deferred compensation" within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2014 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2014 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination.    The 2014 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2014 Plan following the tenth anniversary of the 2014 Plan's effective date, which will be the date on which it is approved by the stockholders. The Committee may amend, suspend or terminate the 2014 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2014 Plan, change the class of persons eligible to receive incentive stock options or require stockholders approval under any applicable law. No amendment, suspension or termination of the 2014 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.    A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.    A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the "determination date" over the price paid, if any, for such shares. The "determination date" is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.    A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under "Restricted Stock." Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under "Restricted Stock"), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New 2014 Plan Benefits

No awards will be granted under the 2014 Plan prior to its approval by the stockholders of the Company. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires a number of votes "For" the proposal that exceeds the number of votes "Against" the proposal, provided that a quorum is present and that the shares voting "For" the proposal constitute at least a majority of a quorum. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but otherwise will have no effect on the outcome of the vote.

The Board believes that the proposed adoption of the 2014 Plan is in the best interests of the Company and its stockholders for the reasons stated above.

THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ADOPTION OF THE 2014 PLAN.

EQUITY COMPENSATION PLANS

The following table sets forth information about shares of common stock that may be issued under the Company's equity compensation plans, including compensation plans that were approved by the Company's stockholders as well as compensation plans that were not approved by the Company's stockholders. Information in the table is as of December 31, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining active for future issance under equity compensation plans
Equity compensation plans approved by stockholders(1)(2)	8,872,408	$7.54	4,397,638
Equity compensation plans not approved by stockholders	—	—	—

Total/weighted average/total	8,872,408		4,397,638

(1)
Represents shares of common Stock issuable upon exercise of options outstanding under the Company's 2005 Stock Incentive Plan.

(2)
As of December 31, 2013, the Company had reserved 21,353,584 shares of common stock for the grant of stock options and other equity incentive awards under the 2005 Plan. On the first business day of each fiscal year beginning with the fiscal year commencing on January 1, 2006, annual increases will be added to the 2005 Plan equal to 3% of all outstanding shares of our common stock immediately prior to such increase, or a lesser amount determined by our Board of Directors.

PROPOSAL 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has served as the Company's independent registered public accounting firm since 2000 and has been appointed by the Board to continue as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2014. Although the Company is not required to seek stockholder approval of its selection of independent registered public accounting firm, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Board will investigate the reasons for stockholder rejection and will reconsider its selection of its independent registered public accounting firm. However, because of the difficulty in making any substitution so long after the beginning of the current year, the appointment of Deloitte & Touche LLP for fiscal 2014 will stand, unless the Audit Committee finds other good reason for making a change. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the Company's and its stockholders' best interests. Proxies solicited by our Board of Directors will, unless otherwise directed, be voted to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, although we do not expect him or her to do so. The representative is expected to be available to respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014

Audit and Non-Audit Fees

The following table presents, for the years ended December 31, 2013 and 2012, fees invoiced for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements and fees invoiced for other services rendered by Deloitte & Touche LLP (amounts in thousands):

	Year Ended December 31,
	2013	2012
Audit fees(1)	$1,001	$1,160
Tax fees(2)	248	320

Total	$1,249	$1,480

(1)
Audit fees include fees for the following professional services:

•
audit of the Company's annual financial statements for fiscal years 2013 and 2012;

•
attestation services, technical consultations and advisory services in connection with Section 404 of the Sarbanes-Oxley Act of 2002;

•
reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q;

•
statutory and regulatory audits, consents and other services related to SEC matters; and

•
professional services provided in connection with other statutory and regulatory filings.

(2)
Tax fees include fees for tax planning (domestic and international), tax advisory and tax compliance.

In making its recommendation to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014, the Audit Committee has considered whether services other than audit and audit-related services provided by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by its independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by its independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. None of the hours expended on the engagement to audit the Company's financial statements for 2013 were attributed to work performed by persons other than Deloitte & Touche LLP's full-time, permanent employees.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board consists of Mssrs. Kilburn, Enlow, Judge, Rumbolz and Congemi. Mr. Kilburn serves as Chairman of the Committee. The Board has determined that each member of the Audit Committee meets the experience requirements of the rules and regulations of the NYSE and the SEC, as currently applicable to the Company. The Board has also determined that each member of the Audit Committee meets the independence requirements of the rules and regulations of the NYSE and the SEC, as currently applicable to the Company.

The Audit Committee operates under a written charter approved by the Board. A copy of the charter is available on our website at www.gcainc.com.

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee annually recommends to the Board the appointment of an independent registered public accounting firm to audit the consolidated financial statements and internal controls over financial reporting of the Company and meets with such personnel of the Company to review the scope and the results of the annual audits, the amount of audit fees, the Company's internal controls over financial reporting, the Company's consolidated financial statements in the Company's Annual Report on Form 10-K and other related matters.

The Audit Committee has reviewed and discussed with management the consolidated financial statements for fiscal year 2013 audited by Deloitte & Touche LLP, the Company's independent registered public accounting firm, and management's assessment of internal controls over financial reporting. The Audit Committee has discussed with Deloitte & Touche LLP various matters related to the financial statements, including those matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by the Public Company Accounting Oversight Board, regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence. Based upon such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

The Audit Committee and the Board also have recommended, subject to stockholder ratification, the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014.

MEMBERS OF THE AUDIT COMMITTEE

E. Miles Kilburn (Chair)
Fred C. Enlow
Geoff Judge
Michael Rumbolz
Ronald Congemi

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and any persons who directly or indirectly hold more than 10 percent of common Stock ("Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received and written representations from certain Reporting Persons that no such forms were required, the Company believes that during fiscal 2013, all Reporting Persons complied with the applicable filing requirements on a timely basis.

OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the person voting the proxies.

ANNUAL REPORT ON FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, GLOBAL CASH ACCESS HOLDINGS, INC., 7250 SOUTH TENAYA WAY, SUITE 100, LAS VEGAS, NEVADA, 89113, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED A COPY OF THE FISCAL 2013 REPORT, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FILED THEREWITH.

By Order of the Board of Directors,
By:	/s/ RAM CHARY Ram Chary President, Chief Executive Officer and Director

April 8, 2014
Las Vegas, Nevada

APPENDIX A

GLOBAL CASH ACCESS HOLDINGS, INC.

2014 EQUITY INCENTIVE PLAN

Global Cash Access Holdings, Inc.
2014 Equity Incentive Plan

1.    ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

  1.1    Establishment.     The Global Cash Access Holdings, Inc. 2014 Equity Incentive Plan (the "Plan") is hereby established effective as of May 15, 2014, the date of its approval by the stockholders of the Company (the "Effective Date").

  1.2    Purpose.     The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

  1.3    Term of Plan.     The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.    DEFINITIONS AND CONSTRUCTION.

  2.1    Definitions.     Whenever used herein, the following terms shall have their respective meanings set forth below:

    (a)   "Affiliate" means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms "parent," "subsidiary," "control" and "controlled by" shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

    (b)   "Award" means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

    (c)   "Award Agreement" means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

    (d)   "Board" means the Board of Directors of the Company.

    (e)   "Cash-Based Award" means an Award denominated in cash and granted pursuant to Section 11.

    (f)    "Cashless Exercise" means a Cashless Exercise as defined in Section 6.3(b)(i).

    (g)   "Cause" means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant's theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant's material failure to abide by a Participating Company's code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant's unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant's improper use or disclosure of a Participating Company's confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating

    Company's reputation or business; (v) the Participant's repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant's ability to perform his or her duties with a Participating Company.

    (h)   "Change in Control" means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

      (i)    any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

      (ii)   an Ownership Change Event or series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be; or

      (iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

    provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

    (i)    "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

    (j)    "Committee" means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

    (k)   "Company" means Global Cash Access Holdings, Inc., a Delaware corporation, and any successor corporation thereto.

    (l)    "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

    (m)  "Covered Employee" means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a "covered employee" as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

    (n)   "Director" means a member of the Board.

    (o)   "Disability" means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

    (p)   "Dividend Equivalent Right" means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

    (q)   "Employee" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the terms of the Plan as of the time of the Company's determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual's status as an Employee.

    (r)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (s)   "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

      (i)    Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

      (ii)   Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

      (iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

    (t)    "Full Value Award" means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

    (u)   "Incentive Stock Option" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

    (v)   "Incumbent Director" means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

    (w)  "Insider" means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

    (x)   "Net Exercise" means a Net Exercise as defined in Section 6.3(b)(iii).

    (y)   "Nonemployee Director" means a Director who is not an Employee.

    (z)   "Nonemployee Director Award" means any Award granted to a Nonemployee Director.

    (aa) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

    (bb) "Officer" means any person designated by the Board as an officer of the Company.

    (cc) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

    (dd) "Other Stock-Based Award" means an Award denominated in shares of Stock and granted pursuant to Section 11.

    (ee) "Ownership Change Event" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company's then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

    (ff)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

    (gg) "Participant" means any eligible person who has been granted one or more Awards.

    (hh) "Participating Company" means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

    (ii)   "Participating Company Group" means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

    (jj)  "Performance Award" means an Award of Performance Shares or Performance Units.

    (kk) "Performance Award Formula" means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

    (ll)   "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

    (mm)  "Performance Goal" means a performance goal established by the Committee pursuant to Section 10.3.

    (nn) "Performance Period" means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

    (oo) "Performance Share" means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

    (pp) "Performance Unit" means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

    (qq) "Predecessor Plan" means the Company's 2005 Stock Incentive Plan.

    (rr)  "Restricted Stock Award" means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

    (ss) "Restricted Stock Bonus" means Stock granted to a Participant pursuant to Section 8.

    (tt)  "Restricted Stock Purchase Right" means a right to purchase Stock granted to a Participant pursuant to Section 8.

    (uu) "Restricted Stock Unit" means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

    (vv) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

    (ww)  "SAR" or "Stock Appreciation Right" means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

    (xx) "Section 162(m)" means Section 162(m) of the Code.

    (yy) "Section 409A" means Section 409A of the Code.

    (zz) "Section 409A Deferred Compensation" means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

    (aaa)  "Securities Act" means the Securities Act of 1933, as amended.

    (bbb)  "Service" means a Participant's employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant's Service shall be deemed to have terminated, unless the Participant's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of and reason for such termination.

    (ccc)  "Stock" means the Common Stock, par value $0.001 per share, of the Company, as adjusted from time to time in accordance with Section 4.4.

    (ddd)  "Stock Tender Exercise" means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

    (eee)  "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

    (fff) "Ten Percent Owner" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

    (ggg)  "Trading Compliance Policy" means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company's equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

    (hhh)  "Vesting Conditions" mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant's monetary purchase price, if any, for such shares upon the Participant's termination of Service or failure of a performance condition to be satisfied.

  2.2    Construction.     Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.    ADMINISTRATION.

  3.1    Administration by the Committee.     The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

  3.2    Authority of Officers.     Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

  3.3    Administration with Respect to Insiders.     With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

  3.4    Committee Complying with Section 162(m).     If the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

  3.5    Powers of the Committee.     In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

    (a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

    (b)   to determine the type of Award granted;

    (c)   to determine whether an Award granted to a Covered Employee shall be intended to result in Performance-Based Compensation;

    (d)   to determine the Fair Market Value of shares of Stock or other property;

    (e)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant's termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

    (f)    to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

    (g)   to approve one or more forms of Award Agreement;

    (h)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

    (i)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service;

    (j)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

    (k)   to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

  3.6    Option or SAR Repricing.     Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock ("Underwater Awards") and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) "issuing or assuming a stock option in a transaction to which Section 424(a) applies," within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.4.

  3.7    Indemnification.     In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.    SHARES SUBJECT TO PLAN.

  4.1    Maximum Number of Shares Issuable.     Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to Fifteen Million (15,000,000) shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

  4.2    Adjustment for Unissued or Forfeited Predecessor Plan Shares.     The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

    (a)   the aggregate number of shares of Stock that remain available for the future grant of awards under the Predecessor Plan immediately prior to its termination as of the Effective Date;

    (b)   the number of shares of Stock subject to that portion of any option or other award outstanding pusuant to the Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and

    (c)   the number of shares of Stock acquired pursuant to the Predecessor Plan subject to forfeiture or repurchase by the Company for an amount not greater than the Participant's purchase price which, on or after the Effective Date, is so forfeited or repurchased;

  provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plan that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed Four Million Three Hundred Seventy Thousand (4,370,000) shares.

  4.3    Share Counting.

    (a)   Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one (1) share. Each one (1) share of Stock subject to a Full Value Award granted pursuant to the Plan or forfeited or repurchased pursuant to Section 4.3(b) shall be counted for purposes of the limit set forth in Section 4.1 as two and one-half (2.5) shares.

    (b)   If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant's purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 shall not again be available for issuance under the Plan. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall again become available for issuance under the Plan.

  4.4    Adjustments for Changes in Capital Structure.     Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3 and Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

  4.5    Assumption or Substitution of Awards.     The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5.    ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

  5.1    Persons Eligible for Awards.     Awards may be granted only to Employees, Consultants and Directors.

  5.2    Participation in the Plan.     Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

  5.3    Incentive Stock Option Limitations.

    (a)    Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.    Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed Nineteen Million Three Hundred Seventy Thousand (19,370,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

    (b)    Persons Eligible.    An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an "ISO-Qualifying Corporation"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

    (c)    Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise the Option, shares issued pursuant to each such portion shall be separately identified.

  5.4    Section 162(m) Award Limits.     Subject to adjustment as provided in Section 4.4, no Covered Employee shall be granted within any fiscal year of the Company one or more Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than Four Million (4,000,000) shares or, if applicable, which could result in such Covered Employee receiving more than Three Million Dollars ($3,000,000.00) for each full fiscal year of the Company contained in the Performance Period for such Award.

  5.5    Nonemployee Director Award Limits.     Subject to adjustment as provided in Section 4.4, no Nonemployee Director shall be granted within any fiscal year of the Company one or more Nonemployee Director Awards which in the aggregate are for more than Three Hundred Thousand (300,000) shares.

6.    STOCK OPTIONS.

  Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

  6.1    Exercise Price.     The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

  6.2    Exercisability and Term of Options.     Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee's death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

  6.3    Payment of Exercise Price.

    (a)    Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

    (b)    Limitations on Forms of Consideration.

      (i)    Cashless Exercise.    A "Cashless Exercise" means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

      (ii)   Stock Tender Exercise.    A "Stock Tender Exercise" means the delivery of a properly executed exercise notice accompanied by a Participant's tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

      (iii) Net Exercise.    A "Net Exercise" means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

  6.4    Effect of Termination of Service.

    (a)    Option Exercisability.    Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant's termination of Service to the extent that it is then unvested and shall be exercisable after the Participant's termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

      (i)    Disability.    If the Participant's Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Award Agreement evidencing such Option (the "Option Expiration Date").

      (ii)   Death.    If the Participant's Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant's termination of Service.

      (iii) Termination for Cause.    Notwithstanding any other provision of the Plan to the contrary, if the Participant's Service is terminated for Cause or if, following the Participant's termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

      (iv)  Other Termination of Service.    If the Participant's Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

    (b)    Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

  6.5    Transferability of Options.     During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7.    STOCK APPRECIATION RIGHTS.

  Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

  7.1    Types of SARs Authorized.     SARs may be granted in tandem with all or any portion of a related Option (a "Tandem SAR") or may be granted independently of any Option (a "Freestanding SAR"). A Tandem SAR may only be granted concurrently with the grant of the related Option.

  7.2    Exercise Price.    The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

  7.3    Exercisability and Term of SARs.

    (a)    Tandem SARs.    Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

    (b)    Freestanding SARs.    Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee's death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

  7.4    Exercise of SARs.     Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant's legal representative or other person who acquired the right to exercise the SAR by reason of the Participant's death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

  7.5    Deemed Exercise of SARs.     If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

  7.6    Effect of Termination of Service.     Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant's termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

  7.7    Transferability of SARs.     During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant's guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8.    RESTRICTED STOCK AWARDS.

  Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

  8.1    Types of Restricted Stock Awards Authorized.     Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

  8.2    Purchase Price.     The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

  8.3    Purchase Period.     A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

  8.4    Payment of Purchase Price.     Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

  8.5    Vesting and Restrictions on Transfer.     Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an

  Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

  8.6    Voting Rights; Dividends and Distributions.     Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant's Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

  8.7    Effect of Termination of Service.     Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant's termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

  8.8    Nontransferability of Restricted Stock Award Rights.     Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

9.    RESTRICTED STOCK UNITS.

  Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such

  Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

  9.1    Grant of Restricted Stock Unit Awards.     Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

  9.2    Purchase Price.     No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

  9.3    Vesting.     Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the last day of the calendar year in which the original vesting date occurred.

  9.4    Voting Rights, Dividend Equivalent Rights and Distributions.     Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant's Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

  9.5    Effect of Termination of Service.     Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service.

  9.6    Settlement of Restricted Stock Unit Awards.     The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

  9.7    Nontransferability of Restricted Stock Unit Awards.     The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

10.    PERFORMANCE AWARDS.

  Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

  10.1    Types of Performance Awards Authorized.     Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

  10.2    Initial Value of Performance Shares and Performance Units.     Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

  10.3    Establishment of Performance Period, Performance Goals and Performance Award Formula.     In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Performance Award intended to result in the payment of Performance-Based Compensation to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

  10.4    Measurement of Performance Goals.     Performance Goals shall be established by the Committee on the basis of targets to be attained ("Performance Targets") with respect to one or more measures of business or financial performance (each, a "Performance Measure"), subject to the following:

    (a)    Performance Measures.    Performance Measures shall be calculated in accordance with the Company's financial statements, or, if such measures are not reported in the Company's financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company's industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant's rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Committee:

                (i)  revenue;

               (ii)  sales;

             (iii)  expenses;

              (iv)  operating income;

               (v)  gross margin;

              (vi)  operating margin;

             (vii)  earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

            (viii)  pre-tax profit;

              (ix)  net operating income;

               (x)  net income;

              (xi)  economic value added;

             (xii)  free cash flow;

           (xiii)  operating cash flow;

            (xiv)  balance of cash, cash equivalents and marketable securities;

             (xv)  stock price;

            (xvi)  earnings per share;

           (xvii)  return on stockholder equity;

          (xviii)  return on capital;

            (xix)  return on assets;

             (xx)  return on investment;

            (xxi)  total stockholder return;

           (xxii)  employee satisfaction;

          (xxiii)  employee retention;

          (xxiv)  market share;

           (xxv)  customer satisfaction;

          (xxvi)  product development;

         (xxvii)  research and development expenses;

        (xxviii)  completion of an identified special project; and

          (xxix)  completion of a joint venture or other corporate transaction.

    (b)    Performance Targets.    Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

  10.5    Settlement of Performance Awards.

    (a)    Determination of Final Value.    As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

    (b)    Discretionary Adjustment of Award Formula.    In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant's individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee's Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Performance Award that is intended to result in Performance-Based Compensation.

    (c)    Effect of Leaves of Absence.    Unless otherwise required by law or a Participant's Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant's Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

    (d)    Notice to Participants.    As soon as practicable following the Committee's determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

    (e)    Payment in Settlement of Performance Awards.    As soon as practicable following the Committee's determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant's legal representative or other person who acquired the right to receive such payment by reason of the Participant's death) of the final value of the Participant's Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

    (f)    Provisions Applicable to Payment in Shares.    If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

  10.6    Voting Rights; Dividend Equivalent Rights and Distributions.     Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant's Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

  10.7    Effect of Termination of Service.     Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant's termination of Service on the Performance Award shall be as follows:

    (a)    Death or Disability.    If the Participant's Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant's Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant's Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

    (b)    Other Termination of Service.    If the Participant's Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant's Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

  10.8    Nontransferability of Performance Awards.     Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

11.    CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

  Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

  11.1    Grant of Cash-Based Awards.     Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

  11.2    Grant of Other Stock-Based Awards.     The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

  11.3    Value of Cash-Based and Other Stock-Based Awards.     Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

  11.4    Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.     Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

  11.5    Voting Rights; Dividend Equivalent Rights and Distributions.     Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant's Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

  11.6    Effect of Termination of Service.     Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant's Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

  11.7    Nontransferability of Cash-Based Awards and Other Stock-Based Awards.     Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.    STANDARD FORMS OF AWARD AGREEMENT.

  12.1    Award Agreements.     Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

  12.2    Authority to Vary Terms.     The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.    CHANGE IN CONTROL.

  13.1    Effect of Change in Control on Awards.     Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

    (a)    Accelerated Vesting.    In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant's Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

    (b)    Assumption, Continuation or Substitution.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiror"), may, without the consent of any Participant, assume or continue the Company's rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror's stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

    (c)    Cash-Out of Outstanding Stock-Based Awards.    The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

  13.2    Effect of Change in Control on Nonemployee Director Awards.     Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

  13.3    Federal Excise Tax Under Section 4999 of the Code.

    (a)    Excess Parachute Payment.    If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an "excess parachute payment" under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

    (b)    Determination by Independent Accountants.    To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an "excess parachute payment" to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section. (the "Tax Firm"). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charge in connection with its services contemplated by this Section.

14.    COMPLIANCE WITH SECURITIES LAW.

  The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.    COMPLIANCE WITH SECTION 409A.

  15.1    Awards Subject to Section 409A.     The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

    (a)   A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

    (b)   Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

  Subject to the provisions of Section 409A, the term "Short-Term Deferral Period" means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant's taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company's taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term "substantial risk of forfeiture" shall have the meaning provided by Section 409A.

  15.2    Deferral and/or Distribution Elections.     Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an "Election") that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

    (a)   Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

    (b)   Elections shall be made by the end of the Participant's taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

    (c)   Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

  15.3    Subsequent Elections.     Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

    (a)   No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

    (b)   Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

    (c)   No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

    (d)   Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

  15.4    Payment of Section 409A Deferred Compensation.

    (a)    Permissible Payments.    Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

        (i)  The Participant's "separation from service" (as defined by Section 409A);

       (ii)  The Participant's becoming "disabled" (as defined by Section 409A);

      (iii)  The Participant's death;

      (iv)  A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

       (v)  A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

      (vi)  The occurrence of an "unforeseeable emergency" (as defined by Section 409A).

    (b)    Installment Payments.    It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

    (c)    Required Delay in Payment to Specified Employee Pursuant to Separation from Service.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a "specified employee" (as defined by Section 409A) as of the date of the Participant's separation from service before the date (the "Delayed Payment Date") that is six (6) months after the date of such Participant's separation from service, or, if earlier, the date of the Participant's death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

    (d)    Payment Upon Disability.    All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant's Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

    (e)    Payment Upon Death.    If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant's Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant's death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant's death.

    (f)    Payment Upon Change in Control.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

    (g)    Payment Upon Unforeseeable Emergency.    The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee's determination that an unforeseeable emergency has occurred. The Committee's decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

    (h)    Prohibition of Acceleration of Payments.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

    (i)    No Representation Regarding Section 409A Compliance.    Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16.    TAX WITHHOLDING.

  16.1    Tax Withholding in General.     The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

  16.2    Withholding in or Directed Sale of Shares.     The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.    AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

  The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3 and 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18.    MISCELLANEOUS PROVISIONS.

  18.1    Repurchase Rights.     Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

  18.2    Forfeiture Events.

    (a)   The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

    (b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

  18.3    Provision of Information.     Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

  18.4    Rights as Employee, Consultant or Director.     No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

  18.5    Rights as a Stockholder.     A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

  18.6    Delivery of Title to Shares.     Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

  18.7    Fractional Shares.     The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

  18.8    Retirement and Welfare Plans.     Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as "compensation" for purposes of computing the benefits payable to any Participant under any Participating Company's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

  18.9    Beneficiary Designation.     Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

  18.10    Severability.     If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

  18.11    No Constraint on Corporate Action.     Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company's or another Participating Company's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

  18.12    Unfunded Obligation.     Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

  18.13    Choice of Law.     Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Nevada, without regard to its conflict of law rules.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000208278_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Ram Chary 02 Fred C. Enlow GLOBAL CASH ACCESS HOLDINGS, INC ATTN:CORPORATE SECRETARY 7250 SOUTH TENAYA WAY, SUITE 100 LAS VEGAS, NV 89113 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 To approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers as disclosed in the accompanying proxy statement. 3 To approve the 2014 Equity Incentive Plan of Global Cash Access Holdings, Inc. 4 To ratify the appointment of Deloitte & Touche LLP as the Company's registered public accounting firm for the fiscal year ending December 31, 2014. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000208278_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com . GLOBAL CASH ACCESS HOLDINGS, INC. Annual Meeting of Stockholders May 15, 2014 9:00 AM This proxy is solicited by the Board of Directors The undersigned holder of Common Stock, par value $.001, of Global Cash Access Holdings, Inc. (the "Company") hereby appoints Ram Chary, as proxy for the undersigned, with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the 2014 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 15, 2014 at 9:00 a.m., Pacific Time, at the headquarters of Global Cash Access Holdings, Inc., at 7250 S. Tenaya Way, Suite 100, Las Vegas, NV 89113, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters. This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS AND IN THE DISCRETION OF THE PROXY AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. Continued and to be signed on reverse side